STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
DEC. 31, 1997

PHOTO OF: BRIDGE

STEIN ROE TAX-EXEMPT BOND FUNDS

TAX-EXEMPT FUNDS

           MUNICIPAL MONEY MARKET FUND
           INTERMEDIATE MUNICIPALS FUND
           MANAGED MUNICIPALS FUND
           HIGH-YIELD MUNICIPALS FUND


LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
-------------------------------------------------------------------------------
From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Fund Performance..................................................   3

   How the Stein Roe tax-exempt bond funds have done over time

Q&A

   Interviews with the portfolio managers and a summary of
   investment activity over the past six months
   Municipal Money Market Portfolio...............................   6
   Intermediate Municipals Fund ..................................   9
   Managed Municipals Fund .......................................   13
   High-Yield Municipals Fund ....................................   15

Investments.......................................................   19

   A complete list of investments with market values

Financial Statements..............................................   46

   Statements of assets and liabilities, statements of operations and changes in net assets

Notes to Financial Statements.....................................   56

Financial Highlights..............................................   62

   Selected per-share data

General Information...............................................   72



                Must be preceded or accompanied by a prospectus.

From the President

TO OUR SHAREHOLDERS
We are pleased to present this semiannual report for Stein Roe's tax-exempt bond funds -- Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund. In the following pages, we'll provide you with an overview of economic events that occurred over the past six months and explain how we positioned the funds to respond to those events.

A BOND INVESTOR'S EDEN
Thanks to ebbing inflation, a shrinking budget deficit and a Federal
Reserve willing to stand pat on interest rates, 1997 proved to be a near-perfect environment for bonds. And bonds responded, posting near-record returns.
   Nearly all types of bonds bene fited: corporate bonds, high yield bonds, even emerging markets bonds turned in stellar performances by Dec. 31, 1997. The benchmark 30-year bond rallied, its yield dropping to 5.92 percent on Dec. 31, 1997, its lowest level in more than four years. And, in the last six months, Treasury bonds did the unthinkable -- they outperformed the Dow Jones Industrial Average.*

ASIAN  TURMOIL  BOOSTS BONDS
The strong rally in Treasury bonds was driven in part by a financial crisis in Asia that roiled stock markets worldwide. Excess debt, overcapacity and what may have been unwise economic and fiscal policies sparked the devaluation of several Southeast Asian currencies in July and August 1997. The resulting currency crisis struck many Southeast Asian economies, then sparked a surprisingly severe crash in Hong Kong. By the end of October, this sequence of events had finally unnerved investors in the developed countries. The result: sharp declines in all of the major markets, including the United States. Stocks fell more than 550 points in one day of trading on Oct. 28, 1997.
   The situation in Asia stabilized somewhat in December, with the International Monetary Fund providing resources to South Korea, and several other governments proposing plans to get their economies to a more healthy state.
     The stock market's unrest took its toll, spurring what's known as a flight to quality. Investors, in search of a relatively safer investment haven, and to profit from a possible drop in interest rates, turned to bonds -- Treasuries in particular -- in droves. And foreign investors, encouraged by the strong U.S. dollar, swelled their ranks.

A ROSY OUTLOOK
The last several years have proved to be a great golden era for the United States. Unemployment rates are at historic lows. Inflation is tame at roughly 2 percent. The economy is growing steadily. Corporate profits are expanding. Hourly wages are rising. And, for the first time in recent memory, Congress is looking at a possible budget surplus in 1998.
   Some economists speculate that the combination of technological advances, global competition and productivity improvements will keep price pressures at a minimum, and bonds popular, far into the future. The rapid reduction of the U.S. budget deficit could mean good news for bonds, too. That's because smaller deficits reduce the government's need to borrow and shrink the number of bond issues it floats. A minimized supply could push prices upward.
   So, while the path to recovery for many Southeast Asian nations will be long and difficult -- and may cause some choppiness in the investment markets in 1998 -- we believe the disruptions there are unlikely to have a major impact on our economy or the profits of U.S. corporations as a whole. What's more, we anticipate any ill effects on other developed Western economies to be relatively mild over the next several quarters. As a result, we look forward to a continued strong U.S. economy, and a favorable environment for bond investors in 1998.

THE BASICS
No one can predict what might happen to the markets in the future. But no matter what direction you think the economy is heading, it's important to remember the basics. We believe investors must understand the factors that move the markets -- not just to profit from them, but to gain the patience to ride out short-term volatility. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Sincerely,


   Timothy K. Armour
   President
   Jan. 29, 1998

* Treasury bonds, as measured by the Merrill Lynch Treasury Master Index returned 6.83 percent for the six months ended Dec. 31, 1997. The Dow Jones Industrial Average returned 3.99 percent for the same period.

Fund Performance
-------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells fixed income securities that have grown in value).

-------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                               Periods ended Dec. 31, 1997
                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
-------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND               3.12%     3.15%     2.72%      3.60%
INTERMEDIATE MUNICIPALS FUND              7.50      8.14      6.30       7.15
Lehman 10-Year Municipal Bond Index       9.24     10.19      7.52       8.43
Lehman 7-Year Municipal Bond Index        7.69      8.66      6.62        --
MANAGED MUNICIPALS FUND                   9.31      9.78      6.85       8.27
HIGH-YIELD MUNICIPALS FUND                9.53     10.45      7.42       8.48
Lehman Municipal Bond Index               9.19     10.23      7.36       8.58
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman 10-Year Municipal Bond, the Lehman 7-Year Municipal Bond Index and the Lehman Municipal Bond Index are unmanaged groups of fixed income securities that differ from the composition of each Stein Roe fund; they are not available for direct investment.

Investment Comparison
-------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment for the years ended June 30 and the six-month period ended Dec. 31, 1997.

-------------------------------------------------------------------------------
Intermediate Municipals Fund
LINE CHART:
               INTERMEDIATE   LEHMAN 10-YEAR
               MUNICIPALS     MUNICIPAL
               FUND           BOND INDEX
6/30/87        10000          10000
6/30/88        10561          10689
6/30/89        11284          11718
6/30/90        12057          12555
6/30/91        13043          13848
6/30/92        14388          15416
6/30/93        15959          17355
6/30/94        16144          17525
6/30/95        17208          19063
6/30/96        18149          20282
6/30/97        19432          21970
12/31/97       20357          23240

-------------------------------------------------------------------------------
Managed Municipals Fund
LINE CHART:
               MANAGED        LEHMAN
               MUNICIPALS     MUNICIPAL
               FUND           BOND INDEX
6/30/87        10000          10000
6/30/88        10754          10741
6/30/89        12119          11962
6/30/90        12864          12778
6/30/91        14011          13929
6/30/92        15685          15572
6/30/93        17377          17431
6/30/94        17327          17461
6/30/95        18561          18999
6/30/96        19719          20260
6/30/97        21407          21937
12/31/97       22696          23212

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. These graphs compare the performance of the Stein Roe funds to the Lehman 10-Year Municipal Bond Index and the Lehman Municipal Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment.

Investment Comparison
-------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment for the years ended June 30 and the six-month period ended Dec. 31, 1997.
-------------------------------------------------------------------------------
High-Yield Municipals Fund
LINE CHART:
               HIGH-YIELD     LEHMAN
               MUNICIPALS     MUNICIPAL BOND
               FUND           INDEX
6/30/87        10000          10000
6/30/88        10866          10741
6/30/89        12364          11962
6/30/90        13302          12778
6/30/91        14471          13929
6/30/92        15775          15572
6/30/93        17018          17431
6/30/94        17180          17461
6/30/95        18647          18999
6/30/96        19921          20260
6/30/97        21696          21937
12/31/97       22941          23212

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. This graph compares the performance of the Fund to the Lehman Municipal Bond Index, an unmanaged group of fixed income securities that differs from the composition of the Fund; it is not available for direct investment.

Q&A
-------------------------------------------------------------------------------
AN INTERVIEW WITH VERONICA WALLACE,
PORTFOLIO MANAGER OF SR&F MUNICIPAL MONEY MARKET PORTFOLIO

   FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks maximum current tax-free income consistent with safety of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term municipal securities.

   FUND INCEPTION:
   March 15, 1983

   TOTAL NET ASSETS:
   $130.3 million

PHOTO OF: VERONICA WALLACE

Q: HOW DID THE FUND PERFORM?

A: With a 1.58 percent return on Dec. 31, 1997, the Fund finished the reporting period just ahead of the Lipper peer group median return of 1.56 percent.

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE REPORTING PERIOD?

A: The markets were stable but investors were cautious, waiting to discern the market reactions to an Asian currency crisis unlike any ever experienced before. During this period, variable rate demand notes -- bonds that reset their rates daily and weekly -- had attractive rates. Investors tend to remain neutral in uncertain markets. This allows investors more flexibility to adjust to market changes. Amid the speculation, low inflation and continued growth in the United States remained constant.

Q: WHAT WAS YOUR STRATEGY?

A: We kept the portfolio structure unchanged for the past two quarters. We were concerned about the possibility of a rate increase, so we did not want to make any change to the portfolio's average maturity. The largest portion of the portfolio's assets are invested in variable rate demand notes. We believe these securities provide us the necessary flexibility to help manage our average maturity and provide liquidity for the fund. Because we try to lock in higher yields where possible, we also added to our holdings of securities with maturities between 90 and 180 days. We made occasional purchases in commercial paper and six-month notes when we thought they were attractive. We also managed our maturities to avoid investing in a lower-rate environment typically caused by an increase in demand in January.

Q: WHILE YOU MADE FEW CHANGES IN THE PORTFOLIO, ITS AVERAGE MATURITY SHORTENED. WHY?

A: The portfolio's average maturity dropped from 53.4 days on June 30, 1997, to
46.0 days on Dec. 31, 1997. We made efforts to maintain a neutral duration in the portfolio. If we don't purchase securities with the intention of going out longer on the yield curve, the portfolio's average maturity comes down naturally. In addition, an increased flow of assets during the six-month period diluted the portfolio's average maturity, causing it to go down slightly. We sought to maintain the portfolio's average maturity at a level that we believed would provide flexibility in an uncertain environment -- short enough to invest in inexpensive bonds if the Federal Reserve raised rates, yet long enough to help lock in current rates if the Federal Reserve lowered rates.

Q: WHAT DO YOU EXPECT FROM THE YEAR AHEAD?

A: We think the economy may continue on its stable growth track. If we begin to see signs that rates are going to come down, we will purchase longer-maturity securities to help lock in rates. Until signs are more concrete for a tightening or easing of interest rates, we will try to maintain a neutral position and continue to evaluate investment opportunities in the market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the seven-day current tax-free and tax-equivalent yields at June 30, 1997 would have been 3.25 percent and 5.48 percent, respectively, and total return would have been less. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt money market fund peer group for the one-, five- and 10-year periods ended Dec. 31, 1997, were 3.09 percent, 2.72 percent and 3.66 percent, respectively.

Portfolio Highlights

                        Municipal Money Market Portfolio
-------------------------------------------------------------------------------
                             SECURITY TYPE BREAKDOWN
-------------------------------------------------------------------------------
                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1997      DEC. 31, 1997
-------------------------------------------------------------------------------
Pollution Control:
  Industrial                                        17.0%               19.9%
  Utility                                            8.7                 9.1
  Steel/Metal                                        8.7                 8.1
  Chemical                                           5.0                 6.5
  Food Industry                                      5.3                 4.9
  Other Pollution Control                            4.8                 3.2
Revenue:
  Housing                                           12.0                11.4
  Education                                          5.1                 5.1
  Student Loan                                       3.5                 3.3
  Hospital                                           5.6                 3.1
  Airport/Port                                      --                   2.6
  Tax                                                3.5                 1.0
  Waste Disposal                                     0.7                 0.7
  Utility                                            1.7                 0.4
  Other Revenue                                     11.3                12.1
General Obligation                                   5.0                 8.6
Escrowed                                             2.1                 --
-------------------------------------------------------------------------------
Total                                              100.0%              100.0%
-------------------------------------------------------------------------------

PIE CHARTS:
MATURITY
As of June 30, 1997
180-359 DAYS 12.0%
90-179 DAYS 4.7%
60-89 DAYS 5.5%
30-59 DAYS 4.4%
0-29 DAYS 73.4%

As of Dec. 31, 1997
180-359 DAYS 9.7%
90-179 DAYS 12.1%
60-89 DAYS 3.5%
30-59 DAYS 5.7%
0-29 DAYS 69.0%

Q&A
-------------------------------------------------------------------------------
AN INTERVIEW WITH JOANNE COSTOPOULOS,
PORTFOLIO MANAGER OF INTERMEDIATE MUNICIPALS FUND

                                   FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks high current yield exempt from federal income tax, consistent with capital preservation, through investments primarily in the three highest grades of intermediate-term municipal securities. The dollar-weighted average maturity of the Fund's portfolio is between three and 10 years.

   FUND INCEPTION:
   Oct. 9, 1985

   TOTAL NET ASSETS:
   $201.7 million

PHOTO OF: JOANNE COSTOPOULOS

Q: HOW DID THE FUND PERFORM?

A: For the six months ended Dec. 31, 1997, Intermediate Municipals Fund's return of 4.76 percent outpaced the 4.56 percent return of its Lipper peer group.
   The Fund trailed the 5.77 percent return of the Lehman 10-year Municipal Bond Index, primarily because the Fund held a shorter duration, shorter maturity and higher quality portfolio than the index for the six-month period. The Lehman 10-year Municipal Bond Index tends to have a maturity of eight to 12 years and a duration that averages roughly seven; the Fund's average maturity and duration tend to center on 8.25 and 5.70 years, respectively. For this reason, we think it may be useful to compare the Fund to an index that measures performance for a similar maturity profile, such as the Lehman 7-Year Municipal Bond Index. Intermediate Municipals Fund's six-month return compares more favorably with the
4.91 percent return of the Lehman 7-Year Municipal Bond Index.


Q: WHAT BENEFITED PERFORMANCE?

A: During the beginning of the fiscal year, investors were concerned that the Federal Reserve would tighten interest rates. This did not happen, and as interest rates continued their downward trend, the municipal market was deluged with new issues. It also underperformed U.S. Treasuries. Interestingly, the Fund was not affected to the same degree.

Q: WHY DID YOU RESIST EXTENDING THE PORTFOLIO'S DURATION WHEN PRICES BEGAN TO RISE?

A: We maintained a neutral duration in part as a defense against the economic uncertainties we discussed earlier. In addition, because there has been limited cash flowing into the portfolio, further extending duration would have forced us to sell holdings that we acquired at substantially higher yields. This meant taking more gains than we thought prudent -- the tax consequences of this move would have offset any benefits. We also believe inflation could heat up in coming months. This could cause bond prices to drop from current higher levels.

Q: WERE THERE ANY OTHER REASONS FOR THE LOW TRADING ACTIVITY IN THE PORTFOLIO?

A: We look for transactions that will help increase the yield achieved by the portfolio. Narrowing credit spreads meant that yields dropped more on lower-credit bonds.
   The portfolio was positioned favorably. This allowed us to wait for more attractive reinvestment opportunities rather than take on additional risk by investing in lower-rated issues.


Q: THE CREDIT QUALITY OF THE PORTFOLIO APPEARS HIGHER THAN IT HAS BEEN IN THE PAST. WAS THIS A STRATEGIC MOVE ON YOUR PART, OR A REACTION TO MARKET ACTIVITY?

A: The portfolio's credit quality in fact reached its highest level since the Fund's inception on Oct. 9, 1985, with 71.7 percent of the Fund's total net assets held in AAA-rated holdings on Dec. 31, 1997. This was driven by heavy prerefunding in the municipal market and the high volume of insured issuance.
   In addition, some of our holdings improved in credit quality during the six-month period. For example, the rating of one of the portfolio's holdings -- New York Dormitory Authority Bonds -- was increased from BBB to A-. Although this was less than 1 percent of the portfolio, it is an example of the trend in the municipal market.

Q: WHAT'S YOUR OUTLOOK?

A: The municipal bond supply is dwindling. In coming quarters, demand will be one of the municipal bond market's driving factors. If interest rates remain unchanged -- as we expect they will -- we believe credit spreads will tighten further. For these reasons, we believe municipal bonds will continue to perform favorably throughout the earlier part of next year. We plan to take advantage of tighter yield spreads in coming months and sell some of the portfolio's holdings in sectors that we believe to be overvalued.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from most federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the 30-day standardized tax-free and tax-equivalent yields at Dec. 31, 1997, would have been 3.72 percent and 6.25 percent, respectively, and total return would have been less. The Lehman 10-Year Municipal Bond Index and the Lehman 7-Year Municipal Bond Index are unmanaged groups of municipal bonds that differ from the composition of the Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate municipal fund peer group for the one-, five and 10-year periods ended Dec. 31, 1997, were 7.23 percent, 5.98 percent and 7.05 percent, respectively.

Fund Highlights
                          Intermediate Municipals Fund
-------------------------------------------------------------------------------
                             SECURITY TYPE BREAKDOWN
                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1997      DEC. 31, 1997
-------------------------------------------------------------------------------
General Obligation                                  24.5%               24.7%
Revenue:
  Water & Sewer                                     11.2                11.1
  Hospital                                           7.8                 8.7
  Airport                                            5.9                 5.9
  Electric                                           5.8                 5.9
  Colleges, Universities                             3.7                 4.1
  Toll                                               4.0                 3.9
  Student Loan                                       2.3                 2.6
  Solid Waste                                        2.3                 2.3
  Other Revenue                                     13.0                12.6
Escrowed                                            12.1                13.3
Pollution Control                                    6.8                 4.9
-------------------------------------------------------------------------------
Total                                              100.0%              100.0%
-------------------------------------------------------------------------------

PIE CHART:
                                    MATURITY
                               As of June 30, 1997    As of Dec. 31, 1997
Greater than 15 years                 12.7%                  12.8%
10 - 15 Years                         19.3%                  18.9%
5 - 10 Years                          45.2%                  41.9%
1 - 5 Years                           19.9%                  25.3%
Less than 1 Year                       2.9%                   1.1%

                                PORTFOLIO QUALITY
                               As of June 30, 1997    As of Dec. 31, 1997
AAA                                   70.8%                  71.7%
AA                                     9.5%                   8.9%
A                                     11.7%                  11.9%
BBB and Below                          8.0%                   7.5%

Q&A
-------------------------------------------------------------------------------
AN INTERVIEW WITH JANE MCCART, PORTFOLIO MANAGER OF
MANAGED MUNICIPALS FUND AND HIGH-YIELD MUNICIPALS FUND
MANAGED MUNICIPALS FUND Q&A

   FUND DATA

   INVESTMENT OBJECTIVE:
   Pursues high tax-free income consistent with capital preservation by investing in a quality-conscious portfolio of long-term municipal securities.

   FUND INCEPTION:
   Feb. 23, 1977

   TOTAL NET ASSETS:
   $598.1 million

PHOTO OF : JANE MCCART

Q: HOW DID THE FUND PERFORM?

A: The Fund, which returned 6.02 percent for the six months ended Dec. 31, 1997, topped both the Lipper peer group median return of 5.95 percent and the Lehman Municipal Bond Index return of 5.81 percent.

Q: WHAT DROVE PERFORMANCE?

A: Approximately 40 percent of the portfolio's total net assets were held in high-coupon noncallable municipal bonds throughout the six-month period -- this substantially benefited our performance. As interest rates dropped, these issues outperformed callable bonds. Call features tend to hinder a bond's performance when interest rates are declining. That's because bonds become priced to their shorter call dates rather than their maturity dates; this inhibits price appreciation.

Q: CAN YOU TELL US ABOUT THE MUNICIPAL MARKET OF THE PAST SIX MONTHS?

A: We saw interest rates on 30-year AAA-rated munici- pal bonds drop by almost one half of 1 percent. There was heavy demand for municipal bonds by insurance companies, arbitrageurs and individuals as, on an after-tax basis, municipals have been inexpensive compared to taxable bond alternatives. In addition, bonds at times looked better than equities -- particularly to investors who prefer relative safety in their search for return. A heavy new issue calendar more than fulfilled the demand as lower interest rates spurred municipalities both to issue new debt and to refund existing higher-rate debt.

Q: HOW DID YOU STRUCTURE THE PORTFOLIO?

A: Considering the relatively stable economic environment, holding steady appeared to be our best strategy. We did purchase some specialty state issues, and we funded withdrawals by selling issues for which yield spreads had tightened. We also sold some short paper that was prerefunded and set to mature in the next year or so. Finally, we disposed of some small holdings in the hospital sector.

Q: CAN YOU ELABORATE ON THOSE SPECIALTY STATE BUYS?

A: We purchased bonds issued by New York and Massachusetts. These are called specialty states because residents of those states do not pay taxes on bonds issued by the state, which causes their bonds to sell at lower yield levels than other states. We buy specialty state issues when they are trading similarly to low-tax state issues, and usually sell them when they revert back to their normal levels.

Q: CAN YOU EXPLAIN THE EFFECTS OF MUNICIPAL INSURANCE FLOODING THE MARKET?

A: Currently more than 50 percent of new municipal issues are insured and the number of insured issues continues to increase. This makes it challenging for us to find relative value between sectors -- insured issues are perceived as lower risk than noninsured issues, so they yield correspondingly less.

Q: PUNDITS PREDICT A SLOWER-GROWTH ECONOMY FOR 1998. HOW WILL THAT AFFECT THE MUNICIPAL MARKET?

A: We believe a slower-growth economy and low inflation will have a positive effect on the municipal market. Slower growth could spell lower corporate earnings, possibly dampening returns on stocks. As a result, we believe investors will focus more attention toward the fixed income markets.
   With the trend toward lower interest rates, we'll continue to maintain our noncallable positions. We also may shift some of our shorter holdings into longer maturities in an effort to extend duration. We are currently experiencing a high level of volatility resulting from the Asian crisis, so we are temporarily deploying cash inflows into shorter, high-coupon issues until we see a clearer direction from the market. We'll continue to focus on high-quality securities -- their credit spreads, unlike those in the taxable markets, have been narrowing for the past several quarters.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from most federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's general municipal debt fund peer group for the one-, five- and 10-year periods ended Dec. 31, 1997, were 9.02 percent, 6.85 percent and 8.19 percent, respectively.

Q&A
-------------------------------------------------------------------------------
HIGH-YIELD MUNICIPALS FUND Q&A

   FUND DATA

   INVESTMENT OBJECTIVE:
   Seeks a high level of tax-free income consistent with capital preservation by investing in longer-term municipal securities, principally of medium and lower quality.

   FUND INCEPTION:
   March 5, 1984

   TOTAL NET ASSETS:
   $329.9 million

Q: HOW DID THE FUND PERFORM?

A: For the six months ended Dec. 31, 1997, Stein Roe High-Yield Municipals Fund returned 5.74 percent, trailing both the Lipper peer group index return of 6.42 percent and the Lehman Brothers Municipal Bond Index return of 5.81 percent.

Q: WHAT AFFECTED PERFORMANCE?

A: A paper de-inking plant owned by the portfolio experienced start-up difficulties, which negatively affected performance. We subsequently eliminated the holding from the portfolio. We also sold a hospital holding that was losing revenue as a result of heightened competition in that specific service area.
   Finally, the high yield market saw a substantial number of prerefundings during the last six months. When a bond is prerefunded, the price of the bond usually moves up considerably. We did not experience the same number of prerefundings as other funds in our peer group may have. Finally, several high-coupon holdings were called, which reduced the portfolio's income.


Q: LOWER-GRADE INVESTMENTS DID WELL DURING THE PAST SIX MONTHS. HOW DID YOU POSITION THE PORTFOLIO?

A: Lower-rated securities -- issues rated B and below -- typically carry the highest yields in the market. We were cautious about adding a heavy weighting of nonrated lower-quality issues to the portfolio -- we thought the yield potential of such securities was not attractive enough to compensate for their added risk. We invested primarily in BBB-rated securities, and to a lesser extent in some BB-rated securities. As a result, we earned lower yields for the Fund than we'd hoped. We have seen credit spreads widen in the taxable market and believe that, with the possibility of slower growth in the economy, credit spreads in the municipal market will eventually widen.

Q: YOU ADDED TO YOUR HOLDINGS OF UTILITIES. WHY?

A: We believe certain utilities stand to benefit from deregulation in the near future. We bought a gas-fired generation plant that supplies power to the primary electricity supplier in New York City, as well as other investor-owned utilities. We also added small positions to our hospital and airline holdings. We remain positive about the outlook for our airline holdings -- the airlines continue to post strong earnings.

Q: THE HIGH YIELD MARKET HAS ENJOYED STRONG INFLOWS OF CASH. HAVE MUNICIPALS CAPTURED SOME OF THESE ASSETS?

A: The high yield market overall has become saturated with investors -- including other mutual funds -- looking to purchase higher-yielding investments. The high yield municipal market has gained attention, but not as much as its taxable counterpart. This is principally driven by the amount of municipal insurance coverage in the marketplace. The presence of municipal insurance will continue to compress credit spreads. Insurance companies are insuring about half of all new municipal issues, and this ratio is increasing. Insured issues carry higher credit ratings, and consequently lower yields, spurring investors to consider even lower-rated bonds in search of attractive yields.

Q: WHAT DO YOU EXPECT FOR THE REMAINDER OF THE FUND'S FISCAL YEAR?

A: We are positive about the continued outlook for the high yield market. Going forward, we will continue to be cautious about investing in lower-grade paper, and we'll pay close attention to risk and reward in lower-tier investments. We will closely follow the effects of the Asian situation, particularly its effects on some of the sectors in which we invest.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt high yield municipal debt fund peer group for the one-, five- and 10-year periods ended Dec. 31, 1997, were 10.04 percent, 7.18 percent and 8.38 percent, respectively. Investing in high yield bonds involves greater credit and other risks not generally associated with investing in higher-quality securities.

Fund Highlights

                             Managed Municipals Fund
-------------------------------------------------------------------------------
                             SECURITY TYPE BREAKDOWN

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1997      DEC. 31, 1997
-------------------------------------------------------------------------------
General Obligation                                  17.1%               17.6%
Escrowed                                            11.9                15.7
Pollution Control                                   14.0                15.1
Revenue:
  Housing                                           13.3                13.1
  Electric                                          10.0                 9.5
  Toll                                               7.7                 7.1
  Water & Sewer                                      6.8                 6.7
  Airport                                            3.6                 3.6
  Student Loan                                       3.1                 3.2
  Hospital                                           5.4                 2.3
  Other Revenue                                      7.1                 6.1
-------------------------------------------------------------------------------
Total                                              100.0%              100.0%

PIE CHARTS:
MATURITY
              As of June 30, 1997        As of Dec. 31, 1997
Greater than 25 years   14.8%            10.1%
20 - 25 Years           17.4%            18.0%
15 - 20 Years           26.6%            20.8%
10 - 15 Years           22.6%            30.6%
5 - 10 Years             7.3%             6.4%
1 - 5 Years              8.5%            11.0%
Less than 1 Year         2.8%             3.1%

PORTFOLIO QUALITY
              As of June 30, 1997        As of Dec. 31, 1997
AAA                     36.9%            37.7%
AA                      26.8%            32.3%
A                       25.9%            21.1%
BBB and Below           10.4%             8.9%

Fund Highlights
                           High-Yield Municipals Fund
-------------------------------------------------------------------------------
                             SECURITY TYPE BREAKDOWN
                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1997      DEC. 31, 1997
-------------------------------------------------------------------------------
Pollution Control                                   22.5%               27.4%
Escrowed                                            17.8                19.6
Revenue:
  Housing                                           12.2                12.5
  Electric                                           7.2                 7.1
  Hospital                                           8.8                 6.4
  Student Loan                                       2.3                 3.2
  Airport                                            4.2                 2.2
   Toll                                              4.8                 2.1
  Other Revenue                                     11.8                11.2
General Obligation                                   8.4                 8.3
-------------------------------------------------------------------------------
Total                                              100.0%              100.0%
-------------------------------------------------------------------------------

PIE CHARTS:
MATURITY
                   As of June 30, 1997       As of Dec. 31, 1997
Over 25 Years      24.6%                     24.9%
20 - 25 Years      22.9%                     19.2%
15 - 20 Years      19.3%                     18.4%
10 - 15 Years      10.0%                     11.7%
5 - 10 Years        9.3%                     10.3%
1 - 5 Years        10.2%                     12.7%
Less than 1 Year    3.7%                      2.8%

PORTFOLIO QUALITY
                   As of June 30, 1997       As of Dec. 31, 1997
AAA                18.0%                     20.4%
AA                  9.0%                     11.0%
A                  22.3%                     19.8%
BBB                22.2%                     21.8%
BB/B               10.4%                     11.8%
NR*                18.1%                     15.2%

SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
Investments as of December 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                        Principal        Market
MUNICIPAL SECURITIES (100.2%)                              Amount         Value
-------------------------------------------------------------------------------
ARIZONA (0.8%)
*Maricopa County I.D.A. Multi-Family Housing Revenue
   (Vista Ventana Apartments Project gtd. by Federal
   National Mortgage Association) V.R.D.B. 4.200%....     $ 1,200       $ 1,200

ARKANSAS (3.6%)
*Clark County Solid Waste Disposal Revenue (Reynolds Metals Co.
   Project L.O.C. SunTrust Company Bank) V.R.D.B. 3.950%    3,000         3,000
*Pulaski County Public Facilities Board Multi-family Revenue
   (Chenel Park Apartments Project L.O.C. PNC Bank
   Kentucky, Inc.) V.R.D.B. 3.900%...................       2,550         2,550
                                                                       --------
                                                                          5,550
CALIFORNIA (3.6%)
City of Orange I.D.A. I.D.R. Series A (Control Air Conditioning
   Project L.O.C. California State Teachers Retirement Fund)
   V.R.D.B. 3.850%...................................       1,000         1,000
California School Cash Reserve Program Authority Pool Series A
   (AMBAC Insured) 4.750% 7/02/98....................       1,000         1,004
California Statewide Community Development Authority T.R.A.N.
   Series A (FSA Insured) 4.500% 6/30/98.............       2,000         2,007
Los Angeles County G.O. T.R.A.N. Series A 4.500% 6/30/98    1,000         1,003
Los Angeles Unified School District G.O. T.R.A.N. 1997-98
   4.500% 7/01/98....................................         500           502
                                                                       --------
                                                                          5,516
COLORADO (3.3%)
Arapahoe County T.A.N. (Cherry Creek No. 5) 4.500% 6/30/98  1,000         1,003
*Denver Airport System Revenue (L.O.C. Bayerische Landesbank
   Girozentrale) Series A
     3.800% Mandatory Put 1/29/98....................       1,000         1,000
     3.800% Mandatory Put 2/26/98....................       1,000         1,000
     3.700% Mandatory Put 4/09/98....................       1,000         1,000
Denver City and County Airport Revenue (L.O.C. Westdeutsche
   Landesbank Girozentrale) Series B V.R.D.B. 4.100%.       1,000         1,000
                                                                       --------
                                                                          5,003
DELAWARE (1.3%)
*Delaware Economic Authority I.D.R. Series C (Star Enterprise)
   (Delaware Clean Power Project L.O.C. Canadian Imperial
   Bank) V.R.D.B. 3.950%.............................       2,000         2,000

DISTRICT OF COLUMBIA (2.0%)
District of Columbia Revenue (American University L.O.C.
   National Westminster Bank) V.R.D.B. 4.200%.......        1,100         1,100
District of Columbia G.O. T.R.A.N. Series A (L.O.C. Morgan
   Guaranty Trust, New York) V.R.D.B. 3.850% ........       1,000         1,000
District of Columbia T.R.A.N. Series C (L.O.C. Union Bank of
   Switzerland) 5.000% 9/30/98.......................       1,000         1,008
                                                                       --------
                                                                          3,108
FLORIDA (0.5%)
*Martin County Solid Waste Disposal Revenue (Florida Power &
   Light Company Project) V.R.D.B. 5.100%...........          700           700

SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
CONTINUED                                               Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
GEORGIA (1.8%)
*Gwinnett County Development Authority I.D.R. (Price Companies
   Inc. Project L.O.C. NationsBank) V.R.D.B. 4.350%..     $ 2,800       $ 2,800

IDAHO (0.7%)
Idaho T.A.N. 4.625% 6/30/98..........................       1,000         1,004

ILLINOIS (10.8%)
Chicago Economic Development Revenue (Crane Carton
   Company Project L.O.C. Northern Trust) V.R.D.B. 4.300%     750           750
Chicago Revenue (De La Salle Institute Project L.O.C. Northern
   Trust Chicago) V.R.D.B. 3.750%....................       1,000         1,000
Chicago Tax Increment Refunding Allocation Series A (Stockyards
   L.O.C. Northern Trust, Chicago) V.R.D.B. 3.750%...       1,500         1,500
Cook County School District No. 100 G.O. (Berwyn South,
   FSA Insured) 8.200% 12/01/98.....................          375           389
Illinois Development Finance Authority (Rest Haven, Illinois
   L.O.C. Federal Home Loan Bank and South Holland Trust
   & Savings) V.R.D.B. 4.000%........................       1,000         1,000
*Illinois Development Finance Authority Sewage Facilities Revenue
   (Nutrasweet Co. Project gtd. by Monsanto Co.)
   V.R.D.B. 3.950%...................................       4,100         4,100
*Illinois Development Finance Authority Solid Waste Disposal
   Revenue (Waste Management Inc. Project gtd. by Chase
   Manhattan Bank) V.R.D.B. 3.850%...................       2,000         2,000
Illinois Health Facility Authority Revenue (University of Chicago
   Project) 3.750% Mandatory Put 5/27/98.............       1,000         1,000
*Illinois Student Assistance Student Loan Revenue Series 1996A
   (L.O.C. Bank of America of Illinois) V.R.D.B. 3.750%     1,900         1,900
Northbrook Park District G.O. 5.800% 11/01/98.......          800           812
Quad Cities Regional Economic Development Authority Revenue
   (Steel Warehouse L.O.C. Banc One, Indiana)
   V.R.D.B. 4.250%...................................       2,000         2,000
                                                                       --------
                                                                         16,451
INDIANA (8.0%)
*Crawfordsville Economic Development Revenue (Pedcor
   Investments Shady Knoll L.O.C. Federal Home Loan Bank)
   V.R.D.B. 4.200%..................................        1,575         1,575
Fort Wayne Hospital Authority Revenue (Parkview Memorial
   Hospital L.O.C. Bank of America, Illinois) V.R.D.B. 3.650%
     Series B........................................       1,000         1,000
     Series C........................................       1,000         1,000
*Franklin Economic Development Revenue Refunding (Pedcor
   Investments-Lakeview I Apartments L.O.C. Project Federal
   Home Loan Bank, Indianapolis) V.R.D.B. 4.200%.....       2,885         2,885
Gary Environmental Improvement Revenue (U.S. Steel Corp.
   Project L.O.C. Bank of Nova Scotia) V.R.D.B. 4.050%        500           500
Indiana Educational Facilities Authority Revenue Refunding
   (University of Notre Dame) 3.800% 3/10/98........          315           315
*Kokomo Economic Development Revenue (Village Community
   Partners IV Project L.O.C. Federal Home Loan Bank)
   V.R.D.B. 4.200%...................................       2,940         2,940
*LaPorte County Economic Development Revenue (Woodland
   Project L.O.C. Federal Home Loan Bank) V.R.D.B. 4.200%   1,983         1,983
                                                                       --------
                                                                         12,198
SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
CONTINUED                                               Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
IOWA (6.0%)
*Clinton I.D.R. (Sethness Products Project L.O.C. Northern Trust)
   V.R.D.B. 4.250%...................................     $ 3,400       $ 3,400
Iowa School Corporations Cash Anticipation Program Warrant
   Certificates (FSA Insured)
     Series 1996-97 B 4.250% 1/30/98.................       1,000         1,000
     Series 1997-98 A 4.500% 6/26/98.................       3,000         3,010
Muscatine County P.C.R. (Monsanto Co. Project)
   V.R.D.B. 3.800%...................................       1,800         1,800
                                                                       --------
                                                                          9,210
KANSAS (0.9%)
*Butler County Solid Waste Disposal Facilities Revenue Series A
   (Texaco Refining & Marketing) V.R.D.B. 5.150%....          300           300
Topeka G.O. Series B 4.250% 3/04/98..................       1,000         1,001
                                                                       --------
                                                                          1,301
KENTUCKY (5.4%)
Clark County P.C.R. Series J-1 (Eastern Kentucky Power gtd. by
   National Rural Utilities Cooperative Finance Corp.)
   3.700% Optional Put 4/15/98......................        1,000         1,000
*Covington I.D.R. Series 1991 (White Castle Distributing L.O.C.
   Banc One, Columbus) V.R.D.B. 4.250%...............       3,890         3,890
Kentucky Economic Development Finance Authority Hospital
   Facilities Revenue (Baptist Healthcare System L.O.C. Canadian
   Imperial Bank) V.R.D.B. 3.650%...................          500           500
*Pulaski County Solid Waste Disposal Revenue Series B (East
   Kentucky Power Corp., gtd. by National Rural Utilities
   Cooperative Finance Corp.) 3.700% Optional Put 2/15/98   1,000         1,000
*Shelby County Industrial Building Revenue (Roll Forming Corp.
   L.O.C. Banc One of Kentucky) V.R.D.B. 4.250%......       1,865         1,865
                                                                        -------
                                                                          8,255
LOUISIANA (1.1%)
*Lake Charles Harbor & Terminal District P.C.R. Revenue
   (Conoco Inc. Project gtd. by E.I. DuPont) V.R.D.B. 5.100%  700           700
City of Shreveport G.O. (MBIA Insured) 8.000% 6/01/98         685           696
St. Mary Parish Consolidated School District No. 1 (FSA Insured)
   10.000% 3/01/98..................................          345           348
                                                                        -------
                                                                          1,744
MARYLAND (1.0%)
*Anne Arundel Economic Development Revenue (Baltimore Gas and
   Electric) 3.750% Mandatory Put 4/22/98............       1,500         1,500

MICHIGAN (3.3%)
Detroit School District Aid Notes 4.500% 5/01/98.....       2,000         2,004
Detroit School District G.O. Series A (AMBAC Insured)
   4.200% 5/01/98 ..................................          500           500
Michigan Building Authority (L.O.C. Canadian Imperial Bank)
   3.750% 3/02/98....................................       1,000         1,000
Michigan Job Authority (Michigan Sugar L.O.C. Trust Company
   Bank) V.R.D.B. 4.200%.............................       1,600         1,600
                                                                        -------
                                                                          5,104
MISSOURI (3.7%)
Clay County G.O. (FSA Insured) 4.000% 3/1/98.........       1,645         1,645
*Jefferson County I.D.A. Revenue Series A (GHF Holdings LLC
   Project L.O.C. Banc One, Indiana) V.R.D.B. 4.250%.       3,945         3,945
                                                                        -------
                                                                          5,590

SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
CONTINUED                                               Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
NEW HAMPSHIRE (2.5%)
New Hampshire Business Finance Authority P.C.R. Series 1992 D
   (Public Service Company Project L.O.C. Barclays Bank PLC)
   V.R.D.B. 3.800%...................................      $  600        $  600
*New Hampshire Business Finance Authority Resource Recovery
   Revenue Series B (Wheelabrator Concord L.O.C. Wachovia
   Bank) V.R.D.B. 3.750%.............................       1,200         1,200
*New Hampshire Industrial Development P.C.R. (New England
   Power Co.)
     3.800% Mandatory Put 2/19/98....................       1,000         1,000
     3.800% Mandatory Put 4/09/98....................       1,000         1,000
                                                                       --------
                                                                          3,800
NORTH DAKOTA (0.6%)
*Mercer County Solid Waste Disposal Revenue Series 1993 U
   (gtd. by National Rural Utilities Cooperative Finance Corp.)
   3.800% Optional Put 6/01/98.......................       1,000         1,000

OHIO (0.7%)
Cuyahoga County Hospital Revenue (Metrohealth Systems)
   (MBIA Insured) 5.000% 2/15/98....................          510           511
Ohio Environmental Improvement Revenue (U.S. Steel Corp.
   Project L.O.C. Pittsburgh National Bank) V.R.D.B. 4.000%   400           400
*Ohio Housing Finance Agency Mortgage Revenue Series A2
   (L.O.C. Government National Mortgage Association)
   4.050% 9/01/98...................................          160           160
                                                                       --------
                                                                          1,071
OREGON (0.3%)
Salem Water & Sewage Revenue (FGIC Insured) 4.000% 5/01/98    540           540

PENNSYLVANIA (3.4%)
*Pennsylvania Higher Education Assistance Agency Student Loan
   Revenue Series A (L.O.C. Student Loan Marketing Association)
   V.R.D.B. 3.850%...................................       2,000         2,000
Philadelphia G.O. T.R.A.N. Series A 4.500% 6/30/98...       1,000         1,002
Quakertown General Authority Revenue Series 1996A
   (L.O.C. PNC Bank, N.A.) V.R.D.B. 3.750%...........       2,200         2,200
                                                                       --------
                                                                          5,202
SOUTH CAROLINA (3.7%)
Clemson University Revenue Series A (AMBAC Insured)
   4.500% 5/01/98....................................       1,395         1,398
Richland County Hospital Facilities Revenue Refunding Series B
   (Baptist Hospital) (AMBAC Insured) 6.200% 8/01/98          250           253
*South Carolina Jobs Economic Development Authority Hospital
   Facilities Revenue (Specialty Equipment Companies
   L.O.C. Bank of America, Illinois) V.R.D.B. 4.250%.       3,000         3,000
Sumter County School District No. 2 G.O. 4.400% 4/01/98     1,000         1,002
                                                                       --------
                                                                          5,653

SOUTH DAKOTA (0.6%)
Yankton I.D.R. (Alumax Project L.O.C. Bank of America,
   NT & SA) V.R.D.B. 4.100% ........................        1,000         1,000

TENNESSEE (2.6%)
*McMinn County Industrial Development Board I.D.R. (Creative
   Fabrication Corp. L.O.C. NBD Bank) V.R.D.B. 4.350%       3,510         3,510

SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
CONTINUED                                               Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
TENNESSEE (CONTINUED)
Metropolitan Government Nashville & Davidson County Health
   & Educational Facilities Board Revenue Series 1993 (Richland
    Place Inc. Project L.O.C. Societe Generale)
    V.R.D.B. 3.750%..................................      $  400       $   400
                                                                       --------
                                                                          3,910
TEXAS (12.1%)
*Brazos River Authority P.C.R. Series 1995A (Texas Utilities
   L.O.C. Morgan Guaranty Trust, New York) V.R.D.B. 5.100%    200           200
*Brazos River Harbor District P.C.R. (Brazoria County) (Dow
   Chemical) 3.800% Mandatory Put 4/07/98............       2,000         2,000
Dallas Equipment Acquisition Contractual G.O.
   4.250% 2/15/98....................................       1,500         1,501
Everman Independent School District Refunding G.O.
   (gtd. by PSF) 4.550% 8/01/98......................       1,000         1,004
Galena Park Independent School District Refunding G.O.
   (gtd. by PSF) 4.500% 8/15/98.....................          100           100
*Gulf Coast Waste Disposal Authority (Amoco Oil Co. Project gtd.
   by Amoco Corp.) V.R.D.B. 5.100%
     Series 1994.....................................       1,000         1,000
     Series 1996....................................          300           300
Harlandale Independent School District Refunding (gtd. by
   PSF) 4.000% 2/01/98..............................          450           450
Harris County T.A.N. 4.250% 2/27/98..................       1,000         1,001
*Harris County Industrial Development Corp. I.D.R. (Precision
   General Inc. Project L.O.C. Morgan Guaranty Trust)
   V.R.D.B. 4.250%...................................       2,060         2,060
Houston G.O. Refunding 8.000% 2/01/98...............          500           502
*North Texas Higher Education Authority Student Loan Revenue
   Refunding Series A (L.O.C. Student Loan Marketing
   Association) V.R.D.B. 3.750% .....................       1,100         1,100
*Robertson County Industrial Development Corp. Series 1995
   (Sanderson Farms Inc. Project L.O.C. Harris Trust and Savings
   Bank) V.R.D.B. 3.900%.............................       1,900         1,900
San Angelo Independent School District G.O. (gtd. by PSF)
   4.250% 2/15/98...................................          725           725
Texas T.R.A.N. Series 1997A 4.750% 8/31/98...........       2,000         2,011
Texas Department Housing and Community Affairs Multi-family
   Revenue Refunding Series B (Remington Hill L.O.C. Trust
   Company Bank) V.R.D.B. 3.750%.....................       2,100         2,100
Ysleta Independent School District Refunding G.O. (gtd. by PSF)
   3.800% 8/15/98....................................         550           550
                                                                       --------
                                                                         18,504
VIRGINIA (0.6%)
Bedford County I.D.A. I.D.R. Refunding (Nekoosa Packaging Project
   L.O.C. Canadian Imperial Bank) V.R.D.B. 4.150% ..        1,000         1,000

WASHINGTON (2.8%)
*Washington Multi-family Housing Finance Commission Revenue
   Series A (Hamilton Place Project L.O.C. U.S. Bank of
   Washington) V.R.D.B. 4.350%.......................       1,140         1,140
*Yakima County Public Corp. I.D.R. (John I. Haas Inc. Project
   L.O.C. Bayerische Vereinsbank AG) V.R.D.B. 4.300%.       3,150         3,150
                                                                        --------
                                                                           4,290
WEST VIRGINIA (0.7%)
West Virginia School Building Authority Capital Improvement
   Revenue (MBIA Insured) 6.000% 7/01/98.............       1,000         1,011

SR&F Municipal Money Market Portfolio
-------------------------------------------------------------------------------
CONTINUED                                               Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
WISCONSIN (11.2%)
*Carlton P.C.R. Series 1988 (Wisconsin Power & Light Co.)
   V.R.D.B. 3.800%...................................     $ 7,000       $ 7,000
*Fond Du Lac I.D.R. (Brenner Tank Inc. L.O.C. Banc One,
   Wisconsin) V.R.D.B. 4.250%........................       2,975         2,975
*Holland I.D.R. (White Clover Dairy Inc. Project L.O.C. Banc One,
   Wisconsin) V.R.D.B. 4.250%........................       2,435         2,435
*Kenosha I.D.R. (Monarch Plastics Inc. L.O.C. Banc One,
   Wisconsin) V.R.D.B. 4.250%........................       2,090         2,090
Janesville Wisconsin School District G.O. (FSA Insured)
   6.500% 3/01/98....................................       1,000         1,004
*Oak Creek I.D.R. Series 1995 (McAdams Graphics Inc. L.O.C.
   Banc One, Wisconsin) V.R.D.B. 4.250%..............       1,600         1,600
                                                                       --------
                                                                         17,104
WYOMING (0.6%)
Wyoming General Fund T.R.A.N. 4.250% 6/26/98.........       1,000         1,002
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (100.2%)
   (Amortized cost $153,321)......................................      153,321
OTHER ASSETS, LESS LIABILITIES (-0.2%)............................         (355)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $152,966
                                                                       ========
-------------------------------------------------------------------------------

*These securities are subject to federal alternative minimum tax. At December 31, 1997, these securities represented 59.5 percent of net assets.

See accompanying notes to financial statements.

Intermediate Municipals Fund
-------------------------------------------------------------------------------
Investments as of December 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                        Principal        Market
MUNICIPAL SECURITIES (98.6%)                               Amount         Value
-------------------------------------------------------------------------------
ALASKA (0.8%)
Kenai Peninsula Borough G.O. Refunding (AMBAC Insured)
   8.300% 1/01/99....................................     $ 1,500       $ 1,562

ARIZONA (6.9%)
Arizona Transportation Board Highway Revenue Subordinated
   Series A 6.000% 7/01/00...........................       1,000         1,049
Cochise County Unified School District No. 68 Series B (FGIC
   Insured) 9.000% 7/01/01...........................       1,115         1,289
Maricopa County Hospital Revenue (Samaritan Health Services)
   (Escrowed in U.S. Treasury Securities) 7.625% 1/01/08    2,050         2,422
Maricopa County Unified High School District
   6.250% 7/01/06 District No. 97 Deer Valley Series A
   (MBIA Insured) ...................................       1,750         1,983
   7.000% 7/01/08 District No. 213 Tempe (FGIC Insured)       500           607
Phoenix Civic Improvement Wastewater System Lease Revenue
   (Escrowed in U.S. Treasury Securities)(prerefunded to 7/01/03)
   6.000% 7/01/07....................................       2,500         2,752
Pima County Refunding G.O. 6.300% 7/01/02............       2,500         2,717
Scottsdale Industrial Development Authority Hospital Revenue
   Refunding Series A (Scottsdale Memorial Hospitals) (AMBAC
   Insured) 6.500% 9/01/04...........................       1,000         1,118
                                                                       --------
                                                                         13,937
ARKANSAS (1.4%)
Beaver Water District Benton & Washington Counties Water
   Revenue Refunding (MBIA Insured) 6.000% 11/15/04..       2,580         2,857

CALIFORNIA (7.7%)
California Education Facility University of San Francisco (MBIA
   Insured) 5.600% 10/01/10..........................       1,000         1,094
*California Housing Finance Agency Revenue Home Mortgage
   Series B-1 5.900% 2/01/04.........................         960         1,015
California Statewide Communities Development Authority
   (Cedars-Sinai Medical Center) 5.400% 11/01/15.....       2,400         2,411
Central Coast Water Authority Revenue (AMBAC Insured)
   (Escrowed in U.S. Treasury Securities)(prerefunded to 10/01/02)
   5.950% 10/01/03...................................       2,000         2,186
East Bay Municipal Utility District Water System Revenue (Escrowed
   in U.S. Treasury Securities)(AMBAC Insured)
   7.000% 6/01/00....................................       1,400         1,497
La Quinta California Redevelopment Agency Tax Allocation
   (MBIA Insured) 7.300% 9/01/09.....................         750           934
Los Angeles County Public Water Works Authority (Regional Parks
   And Open Space Revenue)(Escrowed in State and Local
   Government Securities)(prerefunded to 10/01/04)
   5.800% 10/01/05...................................       1,500         1,653
Oakland Unified School District G.O. Series A (FGIC Insured)
   Zero Coupon (Effective Yield 6.250%) 8/01/16......       1,700           590
San Francisco City & County Refunding Series 1 (FGIC Insured)
   5.000% 6/15/10....................................       2,000         2,059
Vallejo Revenue Series B (Water Improvement Project)(FGIC Insured)
   (Escrowed in U.S. Treasury Securities) 6.000% 11/01/01   2,030         2,172
                                                                       --------
                                                                         15,611

Intermediate Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
COLORADO (0.3%)
Adams County School District No 12 Series A (MBIA Insured)
   Zero Coupon (Effective Yield 5.850%) 12/15/12.....     $ 1,300        $  619

DELAWARE (0.7%)
Delaware Economic Development Authority Water Development
   Revenue Refunding (General Waterworks Corp.-Wilmington
   Suburban Water Corp.) 6.450% 12/01/07.............       1,165         1,342

FLORIDA (1.0%)
Seminole County School Board Series A(AMBAC Insured)
   5.000% 7/1/15.....................................       2,000         1,988

GEORGIA (8.3%)
Atlanta Airport Facility Revenue Series 1996 (AMBAC Insured)
   6.500% 1/01/07....................................       5,000         5,762
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   5.625% 1/01/01....................................       1,000         1,042
Georgia G.O.
   7.700% 4/01/00 Series C...........................       1,250         1,351
   6.250% 4/01/07 Series A...........................       2,000         2,287
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding (AMBAC Insured)
     6.050% 7/01/01..................................       1,600         1,700
     5.800% 7/01/02..................................       1,000         1,065
Municipal Electric Authority of Georgia Special Obligation Fifth
   Crossover Series (AMBAC Insured) 6.400% 1/01/13...       3,000         3,512
                                                                       --------
                                                                         16,719
HAWAII (2.8%)
*Hawaii Department of Budget & Finance Special Purpose
   Mortgage Revenue (Hawaiian Electric Co.)(MBIA Insured)
   7.375% 12/01/20...................................       4,000         4,396
Honolulu (City & County) Refunding G.O. Series 1990 A
   7.350% 7/01/06....................................       1,000         1,206
                                                                       --------
                                                                          5,602
ILLINOIS (6.3%)
Chicago Board of Education (MBIA Insured) 6.250% 12/01/12   2,100         2,414
*Chicago Midway Airport Revenue Series A (MBIA Insured)
   5.700% 1/01/04....................................       1,000         1,061
Chicago Skyway Toll Bridge Revenue Refunding Series 1994
   (Escrowed in U.S. Treasury Securities)(prerefunded to 1/01/04)
   6.750% 1/01/17....................................       1,500         1,711
Chicago Water Revenue Refunding (FGIC Insured)              2,130         2,497
   6.500% 11/01/09
DuPage County Special Service Area No. 11 Refunding
   6.750% 1/01/14....................................       1,180         1,350
Metropolitan Pier & Exposition Authority Dedicated State Tax
   Revenue Series 1992 A (McCormick Place Expansion Project)
   7.250% 6/15/05....................................       2,750         3,234
*Southwestern Illinois University Revenues (Housing & Auxiliary
   Facilities System)(MBIA Insured) Zero Coupon (Effective
   Yield 5.650%) 4/1/15..............................       1,175           484
                                                                       --------
                                                                         12,751
INDIANA (4.6%)
Indiana Toll Road Commission Toll Road Revenue (Escrowed in U.S.
   Treasury Securities) 9.000% 1/01/15...............       2,240         3,164

Intermediate Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
INDIANA (CONTINUED)
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A
     5.600% 11/01/99.................................     $ 1,125       $ 1,158
     6.500% 11/01/07.................................       1,040         1,142
     6.500% 11/01/07 (Escrowed in U.S. Treasury Securities)
       (prerefunded to 11/01/02).....................       1,210         1,347
Indianapolis Local Public Improvement Bond Bank Series 1992 D
   6.500% 2/01/06....................................       2,100         2,379
                                                                       --------
                                                                          9,190
IOWA (1.5%)
Iowa Finance Authority Health Care Facilities Revenue (Genesis
   Medical Center) (MBIA Insured) 5.000% 7/1/06......       2,920         3,037

KENTUCKY (1.3%)
Kentucky Turnpike Authority Economic Development Revenue
   Refunding (Revitalization Projects) 5.800% 1/01/04       2,500         2,678

LOUISIANA (2.1%)
*Calcasieu Parish Industrial Development Board Environmental
   Revenue (Citgo Petroleum Corp. Project L.O.C Banque
   Nationale de Paris) V.R.D.B.5.150%................         100           100
Louisiana Public Facilities Authority Student Loan Revenue Series A-1
   5.900% 9/01/99....................................       1,655         1,702
Orleans Levee District Series A (FSA Insured)
   5.950% 11/01/07...................................       2,200         2,437
                                                                        -------
                                                                          4,239
MAINE (0.4%)
*Maine Educational Loan Authority Educational Loan Revenue
   Supplemental Education Loan Series A-2 6.650% 12/01/02     650           697

MASSACHUSETTS (2.2%)
Massachusetts Bay Transportation Authority Mass Refunding
   General Transportation System Series A 7.000% 3/01/07    2,250         2,669
Massachusetts Health and Educational Facilities Authority Revenue
   (Daughters of Charity Carney Hospital)
     +7.250% 7/01/00 Series C........................         600           634
     6.000% 7/01/09 Series D.........................       1,000         1,074
                                                                        -------
                                                                          4,377
MICHIGAN (4.4%)
Greater Detroit Resource Authority Revenue (AMBAC Insured)
   6.250% 12/13/05...................................       2,000         2,242
Michigan Hospital Finance Authority Revenue (Daughters of Charity
   Providence Hospital)(Escrowed in State and Local Government
   Securities) 6.500% 11/01/01.......................       1,115         1,191
Michigan Underground Storage Tank Revenue (AMBAC Insured)
   6.000% 5/01/05....................................       5,000         5,519
                                                                        -------
                                                                          8,952
MISSOURI (0.5%)
Missouri Regional Convention & Sports Complex Authority
   6.600% 8/15/03....................................         830           921

NEVADA (0.8%)
*Clark County P.C.R. Series 1990 A (Southern California Edison Co.)
   7.125% 6/01/09....................................       1,500         1,621

Intermediate Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
NEW JERSEY (2.6%)
Bergen County Utility Authority Solid Waste System Revenue
   Refunding Series A (FGIC Insured) 6.250% 6/15/06..     $ 2,000       $ 2,270
New Jersey Health Care Facilities Finance Authority Revenue
   6.100% 7/01/01 (Hackensack Medical Center)
   (FGIC Insured)....................................       1,000         1,066
   7.000% 7/01/03 (Christ Hospital Group)
   (Connie Lee Insured)..............................       1,730         1,958
                                                                       --------
                                                                          5,294
NEW MEXICO (2.5%)
Gallup P.C.R. (Plains Electric Transmission & Generating
   Cooperative Inc.)(MBIA Insured) 6.100% 8/15/02....       2,000         2,154
Santa Fe Gross Receipts Tax Revenue Series A (AMBAC Insured)
   6.500% 6/01/06....................................       2,555         2,933
                                                                       --------
                                                                          5,087
NEW YORK (11.2%)
New York City G.O.
   5.700% 2/1/06 Series 1996 C.......................       1,000         1,057
   6.125% 8/01/11 Series 1997 J......................       5,000         5,401
   7.125% 8/15/11 Series 1995 C......................       1,560         1,694
   6.000% 8/01/17 Series 1997 H......................       2,000         2,109
New York City Water & Sewer System Revenue Series A
   7.000% 6/15/09....................................       2,115         2,323
New York Dormitory Authority Revenue Series A
   6.500% 5/15/05 (State University Educational
   Facilities).......................................       1,000         1,125
   5.625% 7/01/16 (City University System)(FGIC Insured)    5,000         5,431
New York Environmental Facility Corp. P.C.R. State
   Water Series D 6.300% 5/15/05.....................       3,000         3,379
                                                                       --------
                                                                         22,519
NORTH CAROLINA (2.4%)
North Carolina Eastern Municipal Power System Revenue Series C
   5.500% 1/01/07....................................       3,100         3,228
North Carolina Municipal Power Agency No. 1 Catawba Electric
   Revenue Refunding (MBIA Insured) 5.900% 1/01/03...       1,500         1,611
                                                                       --------
                                                                          4,839
OHIO (2.2%)
Columbus G.O. Sewer Improvement No. 26 6.750% 9/15/04       1,000         1,087
Loveland School District G.O. (MBIA Insured)
   7.100% 12/01/09...................................       3,000         3,433
                                                                       --------
                                                                          4,520
OREGON (1.9%)
Oregon Department of Transportation Revenue (MBIA Insured)
   5.700% 6/01/02....................................       1,220         1,298
Portland Sewer System Revenue Refunding Series B (FGIC Insured)
   5.400% 4/01/02....................................       2,500         2,626
                                                                       --------
                                                                          3,924
PENNSYLVANIA (0.8%)
Dauphin County Hospital Authority Revenue Refunding Series B
   (Hapsco Group Inc.)(MBIA Insured) 5.800% 7/01/02..       1,600         1,698

SOUTH CAROLINA (3.0%)
Piedmont Municipal Power Agency Electric Revenue (FGIC Insured)
   6.125% 1/01/07 ...................................       2,015         2,266
   6.125% 1/01/07(Escrowed in U.S. Treasury Securities)       335           378
*South Carolina Ports Authority Revenue (AMBAC Insured)
   6.200% 7/01/01....................................       1,000         1,064

Intermediate Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
SOUTH CAROLINA (CONTINUED)
Sumter County Hospital Facilities Revenue Refunding (Tuomey
   Regional Medical Center)(MBIA Insured)
   6.625% 11/15/04...................................     $ 2,000       $ 2,276
                                                                       --------
                                                                          5,984
TENNESSEE (2.6%)
Knox County Health Educational & Housing Facilities Board
   (Connie Lee Insured) 5.500% 4/15/11...............       2,000         2,112
Metropolitan Nashville & Davidson County Water & Sewer
   Revenue (FGIC Insured) 6.500% 1/01/10.............       2,750         3,224
                                                                       --------
                                                                          5,336
TEXAS (11.9%)
Alief Independent School District G.O. (gtd. by Permanent School
   Fund) 8.000% 2/15/99..............................       1,305         1,362
*Brazos River Authority P.C.R. Series A (Texas Utilities Electric Co.
   L.O.C. Morgan Guaranty Trust) V.R.D.B. 5.100% ....         100           100
Dallas-Fort Worth Regional Airport Revenue Series A (MBIA Insured)
   5.500%11/01/04....................................       2,400         2,571
Fort Bend Independent School District Unlimited Tax (gtd. by
   Permanent School Fund) 7.500% 2/15/00.............       1,010         1,080
Fort Worth Limited Tax 8.350% 3/01/00................       1,250         1,359
*Gulf Coast Waste Disposal Authority (Amoco Oil Co. Project
   gtd. by Amoco Corp.) Series 1994 V.R.D.B. 5.100%..         100           100
Houston Water Conveyance System Contract Certificates of
   Participation Series J (AMBAC Insured) 6.125% 12/15/06   1,000         1,123
Northside Independent School District G.O. 9.400% 4/01/98   1,850         1,874
Plano Independent School District G.O. Unlimited Tax (FGIC
   Insured)(Escrowed in U.S. Treasury Securities)
   8.625% 2/15/99....................................       1,900         1,996
Retama Development Corporation Special Facilities Revenue
   (Retama Racetrack) (Escrowed in U.S. Treasury Securities)
   8.750%12/15/10....................................       2,885         3,981
Round Rock Independent School District G.O. Unlimited Tax
   School Building and Refunding
     8.625% 8/15/00 Series 1991 (MBIA Insured).......       1,270         1,409
     7.500% 8/01/02 Series 1995 A (gtd. by Permanent
       School Fund)..................................       1,200         1,364
San Antonio Water System Revenue Refunding (FGIC Insured)
   6.000% 5/15/01....................................       2,875         3,039
*Texas Higher Education Student Loan Senior Lien
   7.450% 10/01/06...................................       2,525         2,708
                                                                       --------
                                                                         24,066
UTAH (0.6%)
Intermountain Power Agency Power Supply Revenue Series B
   (MBIA Insured) 6.000% 7/01/07.....................       1,000         1,117

VIRGINIA (0.7%)
*Virginia Housing Development Authority Commonwealth
   Mortgage Series A Subseries A-1 6.700% 7/01/05....       1,280         1,384

WASHINGTON (2.2%)
Snohomish County School District No. 2 Refunding G.O. (Everett
   School District #2) (MBIA Insured)
     7.250% 12/01/00.................................       2,540         2,763
     7.000% 12/01/02.................................       1,500         1,688
                                                                       --------
                                                                          4,451

Intermediate Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (98.6%)
   (Amortized cost $185,035)......................................     $198,919
OTHER ASSETS, LESS LIABILITIES (1.4%).............................        2,785
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $201,704
                                                                       ========
-------------------------------------------------------------------------------

*These securities are subject to federal alternative minimum tax. At December 31, 1997, these securities represented 7.3 percent of net assets.

+This security is subject to contractual or legal restrictions on its resale. At December 31, 1997, the value of this security represented 0.3 percent of net assets.

See accompanying notes to financial statements.

Managed Municipals Fund
-------------------------------------------------------------------------------
Investments as of December 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                        Principal        Market
MUNICIPAL SECURITIES (98.4%)                               Amount         Value
-------------------------------------------------------------------------------
ALASKA (0.7%)
*Alaska Student Loan Corporation Revenue Series A (AMBAC
   Insured) 6.200% 7/01/09...........................     $ 3,870       $ 4,189

ARKANSAS (0.3%)
Arkansas Development Financing Authority Single Family Mortgage
   Revenue Series A (FHA Insured) 8.125% 8/01/14.....       1,770         1,807

CALIFORNIA (4.8%)
California P.C.R. Refunding Series A (San Diego Gas & Electric Co.)
   5.900% 6/01/14....................................       3,000         3,324
Central Contra Costa Sanitation District Revenue Wastewater
   Facilities Improvement Project (MBIA Insured)
     6.250% 9/01/13..................................       2,025         2,237
     6.250% 9/01/14..................................       1,295         1,431
Foothill Eastern Transportation Corridor Agency Toll Road
   Refunding Senior Lien Series 1995 A Zero Coupon (Effective
   Yield 7.200%) 1/01/18.............................      10,000         3,362
Long Beach Aquarium of the Pacific Revenue Series 1995 A
   6.125% 7/01/15....................................       4,000         4,172
   6.125% 7/01/23....................................       6,000         6,240
Los Angeles County G.O. T.R.A.N. Series A 4.500% 6/30/98    2,000         2,007
Southern California Public Power Authority Revenue Refunding
   Zero Coupon (Effective Yield 6.000%) 7/01/14 (FGIC Insured)
   (Escrowed in U.S. Treasury Securities)............       8,155         3,591
   5.000% 7/01/17 Series A (Power Project)...........       2,500         2,445
                                                                       --------
                                                                         28,809
COLORADO (2.7%)
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (Escrowed in U.S. Treasury Securities)(prerefunded to 8/31/05)
   Zero Coupon (Effective Yield 6.930%) 8/31/15......      25,000         8,646
Colorado General Fund Revenue T.R.A.N.
   Series A 4.500% 6/26/98...........................       1,000         1,003
Colorado Housing Finance Authority Multifamily Mortgage Revenue
   6.000% 10/01/09...................................       1,490         1,494
   6.000% 10/01/10...................................       1,590         1,593
   6.000% 10/01/11...................................       1,710         1,713
   6.000% 10/01/12...................................       1,830         1,833
                                                                       --------
                                                                         16,282
DELAWARE (0.8%)
Delaware E.D.A. Water Development Revenue Refunding
   (General Waterworks Corp.--Wilmington Suburban Water Corp.)
     6.450% 12/01/07 Series 1992 B...................       1,160         1,337
     *6.800% 12/01/23 Series 1992 A..................       3,500         3,771
                                                                       --------
                                                                          5,108
FLORIDA (2.1%)
Broward County Public Improvement Revenue Refunding G.O.
   (Series 1986)
     12.500% 1/01/03.................................       1,000         1,364
     12.500% 1/01/04.................................       1,195         1,705
     12.500% 1/01/05.................................       2,000         2,969
Managed Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
FLORIDA (CONTINUED)
Florida G.O. (Broward County) 9.875% 7/01/09 ........     $ 1,100       $ 1,582
Florida G.O. (Jacksonville Transportation Authority Project)
   (Escrowed in U.S. Treasury Securities) 9.200% 1/01/15    2,000         2,850
*Jacksonville Water and Sewer Development Revenue (Jacksonville
   Suburban Utilities-General Waterworks Corp.)
   6.750% 6/01/22....................................       1,500         1,633
*Martin County Solid Waste Disposal Revenue (Florida Power & Light
   Company Project) V.R.D.B. 5.100%..................         600           600
                                                                       --------
                                                                         12,703
GEORGIA (12.6%)
Atlanta Airport Facility Revenue Series 1994 A (AMBAC Insured)
   6.500% 1/01/08....................................       2,750         3,204
   6.500% 1/01/10....................................       2,000         2,351
*Cartersville Development Authority Revenue Water & Wasteworks
   Facilities (Anheuser-Busch) 7.375% 5/01/09........       9,000        11,110
Columbia County School District G.O. (MBIA Insured)
   6.750% 4/01/09....................................       1,900         2,260
   7.000% 4/01/10....................................       2,125         2,582
   7.000% 4/01/11....................................       2,370         2,886
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   6.375% 1/01/14....................................      13,700        16,123
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding Series P (AMBAC Insured) 6.250% 7/01/20.       4,000         4,690
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/01/18....................................      21,300        25,248
Paulding County School District (MBIA Insured)
   6.000% 2/01/10....................................       4,235         4,757
                                                                       --------
                                                                         75,211
HAWAII (1.2%)
*Hawaii Airports System Revenue Series II (MBIA Insured)
   6.900% 7/01/12....................................       6,000         7,116

IDAHO (0.3%)
*Idaho Housing Agency Single Family Mortgage Revenue (FHA/VA
   Insured) 7.875% 7/01/24...........................       1,445         1,567

ILLINOIS (9.0%)
Chicago Board of Education Refunding G.O. Lease Certificates
   School Reform Series A (MBIA Insured)
     6.250% 12/01/12.................................       2,500         2,874
     6.000% 1/01/16..................................       5,000         5,589
Chicago Gas Supply Revenue Series 1985 D (Peoples Gas Light &
   Coke Company) 7.500% 3/01/15......................       4,500         4,865
Chicago Skyway Toll Bridge Revenue Series 1994 (Escrowed in U.S.
   Treasury Securities)(prerefunded to 1/01/04)
   6.750% 1/01/17....................................       1,500         1,711
Illinois Development Finance Authority
   +5.950% 1/01/09 (Catholic Charities Housing Development) 1,450         1,502
   7.600% 9/01/13 P.C.R. (Central Illinois Public Service)  3,000         3,266
Illinois Housing Development Authority Series A (FHA Insured)
   7.800% 12/01/12...................................         905           952
   8.000% 6/01/26....................................       6,770         7,128
Illinois Sales Tax Revenue Refunding Series Q
   6.000% 6/15/12....................................      10,000        11,205
Illinois Toll Highway Authority Priority Revenue Series A
   6.300% 1/01/11....................................       7,500         8,545

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                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
Metropolitan Pier and Exposition Authority Dedicated Tax Revenue
   Series A (McCormick Place Project)(MBIA Insured)
     Zero Coupon (Effective Yield 6.020%) 6/15/12....     $ 5,000       $ 2,437
     Zero Coupon (Effective Yield 6.020%) 12/15/12...       8,300         3,946
                                                                       --------
                                                                         54,020
INDIANA (4.5%)
*Hammond Sewer & Solid Waste Disposal Revenue (American
   Maize Products Co.) 8.000% 12/01/24...............       5,000         5,876
Indiana Transportation Finance Authority Airport Facilities Revenue
   Series A
     6.250% 11/01/16 ................................       1,475         1,573
     6.250% 11/01/16 (Escrowed in U.S. Treasury Securities)
       (prerefunded to 11/01/02).....................       5,475         6,037
*Indianapolis Airport Authority Revenue Special Facilities (United
   Airlines) 6.500% 11/15/31.........................       5,000         5,431
Michigan City P.C.R. (Northern Indiana Public Service Company)
   5.700% 10/01/03...................................       8,060         8,087
                                                                       --------
                                                                         27,004
IOWA (0.2%)
*Iowa Finance Authority Single Family Mortgage Revenue Series B
   (collateralized by Government & Federal National Mortgage
   Association Securities) 7.450% 7/01/23............         970         1,028
Muscatine County P.C.R. (Monsanto Co. Project)
   V.R.D.B. 3.800%...................................         400           400
                                                                       --------
                                                                          1,428
KANSAS (0.5%)
Kansas Department of Transportation Highway Revenue (Escrowed
   in U.S. Treasury Securities)(prerefunded to 3/01/02)
   6.500% 3/01/12....................................       3,000         3,305

KENTUCKY (2.5%)
*Kentucky Housing Corp. Revenue Series C (FHA/VA Insured)
   8.100% 1/01/22....................................       1,865         1,977
Kentucky Turnpike Authority Economic Development Revenue
   Refunding Series 1992 (Revitalization Project)(FGIC Insured)
   Zero Coupon (Effective Yield 6.600%) 1/01/10......       7,500         4,218
*Trimble County P.C.R. Series A (Louisville Gas & Electric Co.)
   7.625% 11/01/20...................................       6,670         7,363
   7.625% 11/01/20 (Escrowed in U.S. Treasury Securities)
      (prerefunded to 11/01/00)......................       1,330         1,472
                                                                        -------
                                                                         15,030
LOUISIANA (1.1%)
*De Soto Parish Environmental Improvement Revenue
   (International Paper Co.) Series A 7.700% 11/01/18       3,250         3,827
New Orleans G.O. (AMBAC Insured) Zero Coupon (Effective Yield
   6.125%) 9/01/12...................................       6,250         3,015
*Parish of St. Charles P.C.R. (Shell Oil Norco Project)(Shell Oil
   Company) V.R.D.B. 5.100%..........................       1,000         1,000
                                                                        -------
                                                                          7,842

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                                                        Principal        Market
                                                           Amount         Value
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
MAINE (1.3%)
*Maine Educational Loan Marketing Corporation Student Loan
   Revenue Subordinate Series 1994 B-1 6.500% 11/01/09    $ 3,000       $ 3,320
*Maine Housing Authority Mortgage Revenue Series D-5
   7.550% 11/15/19...................................       2,520         2,661
   7.550% 11/15/22...................................       1,750         1,848
                                                                        -------
                                                                          7,829
MARYLAND (1.3%)
Washington Suburban Sanitation District Construction (Escrowed
   in U.S. Treasury Securities)(prerefunded to 6/01/04)
     6.600% 6/01/16..................................       2,795         3,151
     6.625% 6/01/17..................................       1,660         1,874
     6.625% 6/01/19..................................       2,320         2,619
                                                                        -------
                                                                          7,644
MASSACHUSETTS (8.2%)
Massachusetts Bay Transportation Authority Refunding
   7.000% 3/01/14 Series 1994 A......................       3,150         3,870
   6.200% 3/01/16 Series 1992 B......................       9,825        11,272
   7.000% 3/01/19 Series 1994 A......................       2,500         3,145
Massachusetts College Building Authority Project Refunding Series A
   7.500% 5/01/11....................................       1,500         1,905
   7.500% 5/01/14....................................       3,500         4,500
Massachusetts Health & Educational Facilities Authority Revenue
   6.250% 7/01/12 (Massachusetts General Hospital Project)
     (AMBAC Insured).................................       5,750         6,490
   6.250% 12/01/22 (Dana Farber Cancer Institute)....       6,500         7,064
   6.750% 7/01/24 (Brigham & Women's Hospital)(Escrowed in
     U.S. Treasury Securities)(prerefunded to 7/01/01)
     (MBIA Insured)..................................       7,365         8,121
Massachusetts Turnpike Authority Metropolitan Highway Systems
   Revenue Series A Senior (MBIA Insured) 5.000% 1/01/37    3,000         2,901
                                                                        -------
                                                                         49,268
MICHIGAN (0.6%)
Michigan Hospital Finance Authority Providence Hospital Revenue
   Refunding (Daughters of Charity Health Systems Inc.)
   (Escrowed in U.S. Treasury Securities)(prerefunded to
   11/01/01) 7.000% 11/01/21.........................       3,000         3,350
Monroe County Economic Development Corp. Series CC (Detroit
   Edison L.O.C. Barclays Bank Plc) V.R.D.B. 5.050%..         100           100
                                                                        -------
                                                                          3,450
MINNESOTA (1.7%)
*Minneapolis St. Paul Housing Finance Board Single Family
   Mortgage Revenue (collateralized by Government National
   Mortgage Association Securities)
     7.250% 8/01/21..................................       2,235         2,394
     7.300% 8/01/31..................................       3,340         3,562
*Minnesota Housing Finance Agency Single Family Mortgage
   Series A 7.450% 7/01/22...........................       3,860         4,114
                                                                        -------
                                                                         10,070
MISSISSIPPI (0.4%)
Biloxi Mortgage Revenue Refunding Series 1987 (Biloxi Regional
   Medical Center)(Escrowed in U.S. Treasury Securities)
   19.000% 8/15/98...................................       2,000         2,174

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                                                           Amount         Value
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
MISSOURI (0.3%)
Little Blue Valley Sewer District Revenue Refunding (AMBAC
   Insured)(Escrowed in U.S. Treasury Securities)(prerefunded to
   10/01/98) 9.000% 10/01/07.........................     $ 1,000       $ 1,038
Missouri Housing Community Development Single Family
   Mortgage Revenue 9.375% 4/01/16...................          55            59
Springfield School District Refunding G.O. Series B (FGIC Insured)
   9.500% 3/01/07....................................         600           829
                                                                       --------
                                                                          1,926
MONTANA (0.1%)
Forsyth P.C.R. (Pacificorp Project L.O.C Rabobank Nederland)
   V.R.D.B. 4.500%...................................         500           500

NEVADA (0.7%)
*Nevada Housing Division Single Family Mortgage (FHA/VA
   Insured) 7.750% 4/01/22...........................       3,945         4,179

NEW JERSEY (1.0%)
New Jersey G.O. Series D 6.000% 2/15/11..............       5,150         5,825

NEW MEXICO (0.2%)
Albuquerque I.D.R. (Motorola Inc.) 10.000% 6/01/13...       1,000         1,030

NEW YORK (9.6%)
Erie County Water Authority Water Revenue Refunding Series 1992
   (AMBAC Insured) Zero Coupon (Effective Yield
   7.300%) 12/01/17..................................         660           158
New York City G.O.
   5.750% 2/01/14 Series G...........................       3,145         3,258
   6.000% 2/15/25 Series D...........................      12,980        13,499
*New York City I.D.A. Special Facility Revenue Series 1994
   (Terminal One Group Associate L.P. Project)
   6.000% 1/01/15....................................       8,340         8,806
New York City Transitional Finance Authority Revenue Series A
   5.000% 8/15/27....................................       2,500         2,429
New York State Environmental Facilities Corporation P.C.R. Water
   Revolving Fund--New York City Municipal Water
   5.750% 6/15/10....................................      10,000        11,088
Triborough Bridge & Tunnel Authority General Purpose Revenue
   6.625% 1/01/12 Series X...........................       8,715        10,350
   6.125% 1/01/21 Series Y...........................       6,890         7,996
                                                                       --------
                                                                         57,584
NORTH CAROLINA (2.0%)
North Carolina Eastern Municipal Power Agency Power Systems
   Revenue
     6.000% 1/01/06 Series B.........................       3,955         4,259
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S.
       Treasury Securities)..........................       4,315         5,202
     6.500% 1/01/18 Series 1991 A....................       2,185         2,468
                                                                       --------
                                                                         11,929
OHIO (1.4%)
Columbus G.O. Revenue Bonds Series 1 V.R.D.B. 4.050%.         500           500
Franklin County Hospital Revenue Refunding and Improvement
   (Riverside Hospital)(Escrowed in U.S. Treasury Securities)
   (prerefunded to 5/15/00) 7.600% 5/15/20...........       3,900         4,281

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                                                           Amount         Value
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
OHIO (CONTINUED)
*Ohio Housing Finance Agency Mortgage Revenue Residential
   Series A-1 (Collateralized by Government National Mortgage
   Association Securities) 6.050% 9/01/17............      $ 3,000      $ 3,178
                                                                       --------
                                                                          7,959
OKLAHOMA (0.3%)
*Tulsa County Home Finance Authority Mortgage Revenue
   Series 1991 B (collateralized by Government National Mortgage
   Association Securities) 7.550% 5/01/23............        1,825        1,939

PENNSYLVANIA (3.5%)
Allegheny County Sanitation Authority Sewer Revenue (FGIC
   Insured) Zero Coupon (Effective Yield 6.800%) 6/01/07     2,370        1,544
*Dauphin County I.D.A. Water Development Revenue (Dauphin
   Consolidated Water Supply General Waterworks Corp.)
   6.900% 6/01/24....................................        2,400        2,959
Montgomery County I.D.A. Retirement Community Revenue
   Series B (Adult Communities Total Services)
   5.750% 11/15/17...................................        3,500        3,627
Pennsylvania G.O. 6.250% 7/01/12.....................       11,200       12,867
                                                                       --------
                                                                         20,997
RHODE ISLAND (1.0%)
*Rhode Island Housing & Mortgage Finance Corporation
   7.550% 10/01/22...................................        5,650        6,048

SOUTH CAROLINA (2.5%)
*Charleston County I.D.R. (Zeigler Coal Project)(L.O.C. Bank of
   America NT & SA) V.R.D.B. 5.100%..................          800          800
*Calhoun County Solid Waste Disposal Facilities Revenue
   (Eastman Kodak Co.)(Escrowed in U.S. Treasury Securities)
   6.750% 5/01/17....................................        3,000        3,612
*Richland County Solid Waste Disposal Facilities Revenue Series
   1991 B (Union Camp Corp.) 7.125% 9/01/21..........        5,000        5,474
*South Carolina Housing Finance Agency Single Family Mortgage
   Revenue Series C 7.750% 7/01/22...................        4,775        5,031
                                                                       --------
                                                                         14,917
SOUTH DAKOTA (2.9%)
Heartland Consumers Power District Electric Revenue Refunding
   (FSA Insured) 6.000% 1/01/17......................        8,000        9,048
*South Dakota Student Loan Assistance Corp. Student Loan Revenue
   Series B 7.450% 8/01/00...........................        7,990        8,506
                                                                       --------
                                                                         17,554
TENNESSEE (1.8%)
*Tennessee Housing Development Agency (Homeownership Project)
   7.300% 7/01/11....................................       10,000       10,547

TEXAS (6.0%)
*Brazos Higher Education Authority Student Loan Revenue
   Subordinate Series 1993 C-2 5.875% 6/01/04........       2,785         2,853
*Gulf Coast Industrial Development Authority Marine Terminal
   Revenue (Amoco Oil Co. Project gtd. by Amoco Corp.)
   V.R.D.B. 5.100%...................................         600           600
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                                                           Amount         Value
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
TEXAS (CONTINUED)
*Gulf Coast Waste Disposal Authority (Amoco Oil Co. Project
   gtd. by Amoco Corp.) V.R.D.B. 5.100%
     1993 Series.....................................      $  600        $  600
     1994 Series.....................................         500           500
     1996 Series.....................................         400           400
     1997 Series.....................................       1,400         1,400
Gulf Coast Waste Disposal Authority P.C.R. (Monsanto Co. Project)
   V.R.D.B. 3.800%...................................       1,000         1,000
*Harris County Industrial Development Corp. P.C.R. (Exxon Project)
   V.R.D.B. 5.050%...................................       1,200         1,200
Houston Water & Sewer Systems Revenue Refunding
   (AMBAC Insured)
     Zero Coupon (Effective Yield 6.800%) 12/01/08...       4,000         2,408
     Zero Coupon (Effective Yield 6.8125%) 12/01/09..       4,000         2,272
     Zero Coupon (Effective Yield 6.850%) 12/01/10...       3,750         2,006
Texas G.O. Veteran's Welfare Fund (Escrowed in U.S. Treasury
   Securities) (prerefunded to 12/01/99)
   8.300% 12/01/16...................................      15,275        16,466
Texas Municipal Power Agency Revenue Refunding (AMBAC
   Insured) Zero Coupon (Effective Yield 6.900%) 9/01/08    1,475           898
Texas T.R.A.N. Series 1997 4.750% 8/31/98............       2,000         2,013
*Travis County Housing Finance Agency Single Family Mortgage
   (collateralized by Government National Mortgage Association
   Securities)(FGIC Insured) 8.000% 9/01/10..........       1,120         1,191
                                                                       --------
                                                                         35,807
VERMONT (0.2%)
*Vermont Housing Finance Agency Single Family Mortgage
   Revenue Series A 8.150% 5/01/25...................       1,095         1,144

VIRGINIA (0.4%)
Virginia Beach G.O. Refunding Series B 12.750% 7/15/01      2,000         2,559

WASHINGTON (6.0%)
*Port of Longview Industrial Development Corporation Solid Waste
   Disposal Revenue (Weyerhaeuser Company) 6.875% 10/01/08  8,750        10,248
Washington G.O. Series B & AT-7
   6.000% 6/1/13.....................................       5,090         5,725
   6.000% 6/1/13 (Escrowed in U.S. Treasury Securities)     2,190         2,473
Washington Public Power Supply Systems Revenue Refunding
   Zero Coupon (Effective Yield 6.700%) 7/01/05 Series 1991 B
     (Nuclear Project #3) (FGIC Insured).............       5,000         3,567
   Zero Coupon (Effective Yield 6.950%) 7/01/08 Series B
     (Nuclear Project #3)............................       7,000         4,205
   6.300% 7/01/12 Series 1992 A (Nuclear Project #2).       3,500         3,957
   6.500% 7/01/18 Series 1991 C (Nuclear Project #3)
     (Escrowed in U.S. Treasury Securities)
     (prerefunded to 7/01/01)........................       5,000         5,456
                                                                       --------
                                                                         35,631
WISCONSIN (1.4%)
Wisconsin G.O. Series G (Escrowed in U.S. Treasury Securities)
   (prerefunded to 5/01/99) 6.750% 5/01/11...........       5,000         5,222
Wisconsin Housing E.D.A. Revenue 7.750% 9/01/10......       2,985         3,166
                                                                       --------
                                                                          8,388
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                                                           Amount         Value
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
WYOMING (0.1%)
*Lincoln County P.C.R. Series C (Exxon Corp. Project)
   V.R.D.B. 5.200%...................................      $  500        $  500
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (98.4%)
   (Amortized cost $524,741).....................................       588,819
OTHER ASSETS, LESS LIABILITIES (1.6%).............................        9,320
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $598,139
                                                                       ========
-------------------------------------------------------------------------------

*These securities are subject to federal alternative minimum tax. At December 31, 1997, these securities represented 26.3 percent of net assets.

+This security is subject to contractual or legal restrictions on its resale. At December 31, 1997, the value of this security represented 0.3 percent of net assets.

See accompanying notes to financial statements.

High-Yield Municipals Fund
-------------------------------------------------------------------------------
Investments as of December 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                        Principal        Market
MUNICIPAL SECURITIES (98.3%)                               Amount         Value
-------------------------------------------------------------------------------
ARIZONA (2.1%)
Arizona Health Facilities Hospital System Revenue Refunding
   (Phoenix Memorial Hospital) 8.125% 6/01/12........     $ 2,500       $ 2,739
Pima County I.D.A. Industrial Revenue Series 1997 C
   (Tuscon Electric Power Co. Project) 6.000% 9/01/29       4,000         4,081
                                                                       --------
                                                                          6,820
CALIFORNIA (4.3%)
Foothill/Eastern Transportation Corridor Agency Toll Road
   Revenue Sr. Lien Series 1995 A 6.500% 1/01/32.....       2,000         2,170
Long Beach Aquarium of the Pacific Revenue Series 1995 A
   6.125% 7/01/23....................................       5,750         5,980
Los Angeles County G.O. T.R.A.N. Series A 4.500% 6/30/98    3,000         3,010
M-S-R Public Power Agency Revenue Series H (San Juan Project)
   5.900% 7/01/20....................................       3,000         3,018
                                                                       --------
                                                                         14,178
COLORADO (6.7%)
Adams County Single Family Mortgage Revenue Series B
   (Escrowed in U.S. Treasury Securities)
     11.250% 9/01/11 (prerefunded to 9/01/09)........         325           508
     11.250% 9/01/11 (prerefunded to 9/01/10)........         360           571
     11.250% 9/01/11.................................         220           355
     11.250% 9/01/12.................................       1,440         2,357
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (Escrowed in U.S. Treasury Securities)(prerefunded to 8/31/05)
   7.000% 8/31/26....................................       7,000         8,347
*+Briargate Public Building Authority Landowner's Assessment
   Lien Revenue
     10.250% 12/15/00 Series 1985 A..................         267           226
     9.500% 12/15/07 Series 1986 A...................       1,094           930
Colorado Health Facilities Authority Revenue
   7.250% 4/01/11 (Birchwood Manor Apartments)(collateralized
     by Government National Mortgage Association Securities)  665           699
   8.500% 2/15/21 Series B (PSL Health Systems)(Escrowed in
     U.S. Treasury Securities)(prerefunded to 2/15/01)      3,250         3,726
*Denver City and County Airport Revenue Series D
   7.750% 11/15/21 (Escrowed in U.S. Treasury Securities)
     (prerefunded to 11/15/01).......................         830           945
   7.750% 11/15/21...................................       3,170         3,566
                                                                       --------
                                                                         22,230
DISTRICT OF COLUMBIA (2.2%)
District of Columbia G.O. Series A 6.000% 6/01/26....       7,000         7,294

FLORIDA (2.7%)
*+Florida Housing Finance Agency Multi-Family Housing Revenue
   (Palm-Aire) 10.000% 1/01/20.......................       2,835         2,126
Leesburg Capital Improvement Hospital Revenue Series 1991 A
   (Leesburg Regional Medical Center)(Escrowed in U.S. Treasury
   Securities) (prerefunded to 7/01/01) 7.375% 7/01/11        775           886
*Martin County Solid Waste Disposal Revenue (Florida Power &
   Light Company Project) V.R.D.B. 5.100%............         100           100
Orange County Health Facilities Authority First Mortgage Revenue
   (Orlando Lutheran Towers, Inc.) 8.625% 7/01/20....       5,000         5,878
                                                                       --------
                                                                          8,990
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                                                           Amount         Value
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
GEORGIA (4.0%)
*Cartersville Development Authority Water & Wasteworks Facilities
   Revenue (Anheuser-Busch) 7.375% 5/01/09...........     $ 5,000       $ 6,172
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/01/18....................................       6,065         7,189
                                                                       --------
                                                                         13,361
IDAHO (0.8%)
*Idaho Housing Agency Single Family Mortgage Revenue Series B
   (FHA/VA Insured) 7.500% 7/01/24...................       2,600         2,761

ILLINOIS (2.1%)
Chicago Skyway Toll Bridge Revenue Series 1994 (Escrowed in
   U.S. Treasury Securities) (prerefunded to 1/01/04)
   6.750% 1/01/17....................................       1,500         1,711
+Illinois Development Finance Authority (Catholic Charities
   Housing Development) 5.950% 1/01/09...............       1,400         1,450
Illinois Health Facilities Authority Revenue Refunding
   8.125% 7/01/06 Series 1991 (United Medical Center)
     (Escrowed in U.S. Treasury Securities) (prerefunded
     to 07/01/03)....................................       2,415         2,726
   7.000% 2/15/22 Series 1992 (Edward Hospital Association)
     (Escrowed in U.S. Treasury Securities)
     (prerefunded to 2/15/02)........................         685           766
Illinois Housing Development Authority Multi-Family Housing
   Series C 7.400% 7/01/23...........................         140           148
Sauget Village P.C.R. (Monsanto Company Project)
   V.R.D.B. 3.800% ..................................         200           200
                                                                       --------
                                                                          7,001
INDIANA (12.4%)
*Hammond Sewer & Solid Waste Disposal Revenue (American
   Maize Products Co.) 8.000% 12/01/24...............       4,000         4,701
Indiana Development Finance Authority Exempt Facilities Refunding
   Revenue Series 1997A (Inland Steel Company Project No. 15)
   5.750% 10/01/11...................................       5,000         5,175
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A
     6.250% 11/01/16.................................         950         1,013
     6.250% 11/01/16 (Escrowed in U.S. Treasury Securities)
       (prerefunded to 11/01/02).....................       3,550         3,914
*Indianapolis Airport Authority Revenue Special Facilities
   7.100% 1/15/17 (Federal Express Corp.)............       5,000         5,630
   6.500% 11/15/31 (United Airlines).................       7,000         7,603
Indianapolis Local Public Improvement Bond Bank Series 1991 C
   (Escrowed in U.S. Treasury Securities)(prerefunded to 1/01/02)
   6.700% 1/01/17....................................       8,900         9,842
New Castle Economic Development Revenue (Raintree
   Square Project) 8.650% 4/01/17 Series 1988 A
   (FHA Insured).....................................       2,860         3,153
   *+Zero Coupon 3/01/18 Series 1988 B...............      30,655            77
                                                                       --------
                                                                         41,108
IOWA (1.2%)
Iowa Housing Finance Authority Single Family Housing Revenue
   Zero Coupon (Effective Yield 10.262%) 9/01/16.....      23,550         2,948
Muscatine County P.C.R. (Monsanto Company Project)
   V.R.D.B. 3.800%...................................         900           900
                                                                       --------
                                                                          3,848
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                                                           Amount         Value
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
KANSAS (0.7%)
Wichita Revenue (CSJ Health System of Wichita Inc.)
   7.000% 11/15/18...................................     $ 2,000       $ 2,185

LOUISIANA (1.8%)
*De Soto Parish Environmental Impact Revenue (International Paper
   Co.) Series A 7.700% 11/01/18.....................       2,500         2,944
Louisiana Public Facilities Authority Hospital Revenue (Women's
   Hospital Foundation)(Escrowed in U.S. Treasury Securities)
   (prerefunded to 10/01/02) 7.250% 10/01/22.........       2,300         2,620
*Parish of St. Charles P.C.R. (Shell Oil Norco Project)(Shell Oil
   Company) V.R.D.B. 5.100%..........................         300           300
                                                                        -------
                                                                          5,864
MASSACHUSETTS (2.9%)
Massachusetts Bay Transportation Authority Refunding Series B
   6.200% 3/01/16....................................       5,825         6,682
Massachusetts Health & Educational Facilities Authority Revenue
   (Dana Farber Cancer Institute) 6.250% 12/01/22....       2,000         2,174
*Massachusetts Housing Finance Agency Series A
   9.000% 12/01/18...................................         850           867
                                                                        -------
                                                                          9,723
MISSISSIPPI (3.7%)
Adams County Hospital Revenue (Jefferson Davis Memorial Hospital)
   (Escrowed in U.S. Treasury Securities)(prerefunded to 10/01/01)
   7.900% 10/01/08...................................         750           861
Claiborne County P.C.R. (Systems Energy)
   9.500% 12/01/13 Series A..........................         750           805
   9.875% 12/01/14 Series C..........................       1,000         1,077
   7.300% 5/01/25....................................       2,000         2,128
Lowndes County Solid Waste Disposal & P.C.R. Refunding
   (Weyerhaeuser Company) 6.800% 4/01/22.............       5,995         7,309
                                                                        -------
                                                                         12,180
MISSOURI (1.6%)
Missouri Health & Educational Facilities Authority Revenue
   (Lutheran Senior Services) 5.750% 2/01/17.........       2,000         2,064
*St. Louis I.D.A. Revenue Refunding (Kiel Center Multipurpose Arena)
   7.875% 12/01/24...................................       3,000         3,324
                                                                        -------
                                                                          5,388
MONTANA (0.3%)
Montana Board of Housing Single Family Mortgage Revenue
   (FHA/VA Insured)
     7.300% 10/01/17 Series B-1......................         435           462
     *7.500% 4/01/23 Series B-2......................         485           515
                                                                        -------
                                                                            977
NEBRASKA (1.3%)
*Nebraska Higher Education Loan Program Junior Subordinated
   Series A-6 6.450% 6/01/18.........................       4,000         4,400

NEVADA (2.3%)
Humboldt County P.C.R. (Idaho Power Company)
   8.300% 12/01/14...................................       2,000         2,408
*Clark County Industrial Development Revenue Series A
   (Nevada Power Co. Project) 5.900% 11/01/32........       5,000         5,066
                                                                        -------
                                                                          7,474

High-Yield Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
NEW JERSEY (2.4%)
New Jersey Economic Development Authority Revenue
   (Winchester Gardens) 8.625% 11/01/25..............     $ 5,000       $ 5,513
New Jersey Health Care Facilities Financing Authority Revenue
   Refunding (Raritan Bay Medical Center) 7.250% 7/01/27    2,200         2,404
                                                                        -------
                                                                           7,917
NEW MEXICO (2.9%)
*New Mexico Educational Assistance Foundation Student Loan
   Revenue Series A2 6.650% 11/01/25.................       1,955         2,125
Farmington P.C.R. Series A (San Juan Project)
   6.300% 12/01/16 1996 (Public Service Company of
   New Mexico).......................................       5,000         5,333
   6.950% 10/01/20 1997 (Tucson Electric Power Company)     2,000         2,238
                                                                       --------
                                                                          9,696
NEW YORK (5.0%)
Erie County Water Authority Revenue Refunding (AMBAC Insured)
   Zero Coupon (Effective Yield 7.300%) 12/01/17.....         660           158
New York City G.O.
   7.250% 8/15/07 Series 1996 B......................       1,000         1,180
   5.750% 2/01/14 Series 1996 F......................       5,720         5,925
*New York City I.D.A. Industrial Development Revenue
   (Brooklyn Navy Yard Cogen Partners) 5.650% 10/01/28      3,000         3,010
*New York City I.D.A. Special Facility Revenue Series 1994
   (Terminal One Group Association L.P. Project)
   6.000% 01/01/15...................................       3,465         3,658
Triborough Bridge & Tunnel Authority General Purpose Revenue
   Series E 7.250% 1/01/10...........................       2,000         2,406
                                                                       --------
                                                                         16,337
NORTH CAROLINA (2.9%)
North Carolina Eastern Municipal Power Agency Power
   Systems Revenue
     6.500% 1/01/18 Series 1991A.....................       1,680         1,898
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S. Treasury
       Securities)...................................       3,320         4,002
     6.000% 1/01/26 Series B.........................       3,500         3,760
                                                                       --------
                                                                          9,660
OHIO (1.1%)
*Greater Allen County Housing Development Corp. Revenue First
   Lien (Steiner-McBride Apartments Project)
   10.250% 9/01/03...................................       1,385         1,387
Montgomery County Ohio Health Care Facilities Revenue Refunding
   Series B (Friendship Village) 6.250% 02/01/22.....       2,250         2,306
                                                                       --------
                                                                          3,693
OREGON (0.0%)
*Port St. Helens Pollution Control Revenue Series 1990A
   (Portland General Electrical Co.) V.R.D.B.
   5.050% 08/01/14...................................         100           100

PENNSYLVANIA (10.1%)
Allentown Area Hospital Authority Revenue (Sacred Heart Hospital
   of Allentown) 7.500% 7/01/06......................       3,460         3,795
Beaver County I.D.A. P.C.R. Revenue Refunding (Toledo Edison
   Company) 7.625% 5/01/20...........................       4,900         5,644
*Dauphin County I.D.A. Revenue Series A (Dauphin Consolidated
   Water Supply General Waterworks Corp.) 6.900% 6/01/24    2,700         3,329
Montgomery County Higher Education & Health Authority
   Hospital Revenue (Jeanes Health Systems)(Escrowed in U.S.
   Treasury Securities)(prerefunded to 7/01/00)
   8.750% 7/01/20....................................       3,200         3,606

High-Yield Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)
*Pennsylvania Economic Development Financing Authority Resource
   Recovery Revenue Refunding (North Hampton)
     6.750% 1/01/07 Series 1995 B....................     $ 3,000       $ 3,280
     6.500% 1/01/13 Series A.........................       2,000         2,118
Philadelphia Hospitals & Higher Education Facilities Authority
   Revenue (Temple University Hospital) 5.875% 11/15/23     4,000         4,133
Philadelphia Municipal Lease Revenue Refunding Series 1993 D
   6.250% 7/15/13....................................       2,500         2,667
Philadelphia Water & Sewer Revenue Tenth Series (Escrowed in U.S.
   Treasury Securities) 7.350% 9/01/04...............       4,105         4,712
                                                                       --------
                                                                         33,284
PUERTO RICO (1.8%)
Puerto Rico Highway & Transportation Authority Highway
   Revenue Refunding
     6.625% 7/01/12 Series V.........................       2,000         2,208
     6.625% 7/01/18 Series T (Escrowed in U.S. Treasury Securities)
       (prerefunded to 7/01/02)......................       3,200         3,568
                                                                       --------
                                                                          5,776
SOUTH CAROLINA (0.1%)
Berkeley County Exempt Facilities Industrial Revenue (Amoco
   Chemical Company Project L.O.C. Amoco Corp.)
   V.R.D.B. 5.100% ..................................         200           200

SOUTH DAKOTA (0.9%)
*South Dakota Student Loan Assistance Corp. Student Loan Revenue
   Series B 7.450% 8/01/00...........................       2,700         2,874

TENNESSEE (0.7%)
Knox County Health, Educational and Housing  Facilities
   Revenue (Baptist Health Systems of East Tennessee)
   (Escrowed in U.S. Treasury Securities)
   (prerefunded to 4/15/99) 8.600% 4/15/16...........       2,005         2,158

TEXAS (7.5%)
*Alliance Airport Authority Special Facilities Revenue Series 1991
   (American Airlines) 7.000% 12/01/11...............       4,070         4,792
*Bexar County Housing Financing Corp. Revenue Series B
   (collateralized by Government National Mortgage Association
   Securities) 9.250% 4/01/16........................         265           274
*Brazos Texas Higher Education Authority Incorporated Series C2
   5.875% 06/01/04...................................         835           855
*Gulf Coast Waste Disposal Authority (Amoco Oil Co. Project
   gtd. by Amoco Corp.) V.R.D.B. 5.100%
     1993 Series.....................................         400           400
     1995 Series.....................................         200           200
     1997 Series.....................................         200           200
Gulf Coast Waste Disposal Authority P.C.R.
   (Monsanto Co. Project) V.R.D.B. 3.800%............         400           400
*Harris County Housing Finance Corp. Single Family Housing
   Revenue Series 1983 9.625% 3/15/03................         220           221
*Houston Airport System Special Facilities Revenue Series 1997 B
   (Continental Airlines)
     6.125% 7/15/17..................................       4,000         4,152
     6.125% 7/15/27..................................       2,000         2,069

High-Yield Municipals Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
TEXAS (CONTINUED)
Montgomery County Health Facilities Development Corp. Hospital
   Mortgage Revenue Refunding (Woodlands Medical Center)
   (Escrowed in U.S. Treasury Securities) (prerefunded to 8/15/99)
   8.850% 8/15/14....................................     $ 2,400       $ 2,607
*Port Bay City Authority Revenue (Hoechst Celanese Corp.)
   6.500% 5/01/26....................................       3,000         3,324
*Texas Housing Agency Residential Mortgage Revenue Series D
   8.400% 1/01/21....................................         280           292
Texas T.R.A.N. Series 1997 4.750% 8/31/98............       3,000         3,019
Tyler Health Facilities Development Corporation Series A
   (Mother Francis Hospital) 5.625% 07/01/13.........       1,785         1,790
                                                                       --------
                                                                         24,595
UTAH (0.3%)
*Utah Housing Finance Agency Single Family Mortgage
   7.750% 1/01/23 Series B-2 (FHA Insured)...........         360           383
   7.550% 7/01/23 Series C-3 (FHA/VA Insured)........         605           643
                                                                       --------
                                                                          1,026
VIRGINIA (2.2%)
*Pittsylvania County I.D.A. Revenue Series A
   (Multitrade of Pittsylvania County L.P.)
     7.450% 1/01/09..................................       3,500         3,870
     7.550% 1/01/19..................................       3,100         3,427
                                                                       --------
                                                                          7,297
WASHINGTON (5.8%)
Quincy Water and Sewer Revenue Series I (Escrowed in U.S.
   Treasury Securities)(prerefunded to 11/01/00)
   9.250% 11/01/10...................................       2,475         2,775
Washington G.O. Series B 6.400% 6/01/17..............       5,000         5,877
Washington Health Care Facilities Authority Revenue (Sacred Heart
   Medical Center, Spokane) 6.875% 2/15/12...........       1,500         1,646
*Washington Housing Finance Commission Single Family Mortgage
   Revenue Series C (collateralized by Government and Federal
   National Mortgage Association Securities)
     Zero Coupon (Effective Yield 7.750%) 1/01/22....       1,685           293
     Zero Coupon (Effective Yield 7.750%) 7/01/22....       1,860           312
     Zero Coupon (Effective Yield 7.750%) 1/01/23....       1,860           300
     Zero Coupon (Effective Yield 7.750%) 7/01/23....       1,865           291
     Zero Coupon (Effective Yield 7.750%) 1/01/24....       1,875           282
     Zero Coupon (Effective Yield 7.750%) 7/01/24....       1,865           270
Washington Public Power Supply Systems Revenue (Nuclear Project #2)
   Zero Coupon (Effective Yield 6.888%) 7/01/07......       6,945         4,403
   6.300% 7/01/12 Series 1992 A......................       2,500         2,826
                                                                       --------
                                                                         19,275
WISCONSIN (1.0%)
*Wisconsin Housing and Economic Development Authority Revenue
   7.850% 3/01/24....................................       2,950         3,126

WYOMING (0.5%)
Wyoming Community Development Authority Single Family
   Mortgage Revenue Series A (FHA Insured) 7.375% 6/01/17   1,445         1,537

-------------------------------------------------------------------------------
High-Yield Municipals Fund CONTINUED
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (98.3%)
   (Amortized cost $297,627)......................................      324,333
OTHER ASSETS, LESS LIABILITIES (1.7%).............................        5,555
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $329,888
                                                                       ========
-------------------------------------------------------------------------------

*These securities are subject to the federal alternative minimum tax. At December 31, 1997, these securities represented 30.4 percent of net assets.

+This security is subject to contractual or legal restrictions on its resale. At December 31, 1997 the value of this security represented 0.4 percent of net assets.

*+Non-income producing securities.

See accompanying notes to financial statements.

Statements of Assets and Liabilities

December 31, 1997
(All amounts in thousands, except per-share amounts)
(Unaudited)
                                                                        MUNICIPAL
                                                                            MONEY    INTERMEDIATE
                                                                           MARKET      MUNICIPALS
                                                                             FUND            FUND
ASSETS
Investments, at market value.........................................   $     --         $198,919
Investment in SR&F Municipal Money Market Portfolio..................     130,132             --
Cash.................................................................          75             146
Accrued interest receivable..........................................         --            3,440
Receivable for investments sold......................................         --               40
Receivable for fund shares sold......................................         776               6
Other assets.........................................................          31              37
                                                                        ---------       ---------
   Total Assets......................................................     131,014         202,588
                                                                        ---------       ---------
LIABILITIES
Dividends payable....................................................         104             638
Payable for fund shares redeemed.....................................         511              55
Payable to investment adviser and transfer agent.....................          16             111
Accrued expenses payable.............................................          43              80
                                                                        ---------       ---------
   Total Liabilities ................................................         674             884
                                                                        ---------       ---------
   Net Assets........................................................    $130,340        $201,704
                                                                         ========        ========
CAPITAL
Paid-in capital .....................................................    $130,348        $187,850
Net unrealized appreciation on investments...........................         --           13,884
Accumulated net realized losses on investments.......................          (8)            (30)
                                                                        ---------       ---------
   Total Capital (Net Assets)........................................    $130,340        $201,704
                                                                         ========        ========
Shares Outstanding (Unlimited Number Authorized).....................     130,275          17,378
                                                                         ========        ========
Net Asset Value (Capital) Per Share..................................      $ 1.00         $ 11.61
                                                                         ========        ========

Statements of Assets and Liabilities

December 31, 1997
(All amounts in thousands, except per-share amounts)
(Unaudited)
                                                                           MANAGED      HIGH-YIELD
                                                                        MUNICIPALS      MUNICIPALS
                                                                              FUND            FUND
ASSETS
Investments, at market value.........................................     $588,819        $324,333
Investment in SR&F Municipal Money Market Portfolio..................           --             --
Cash.................................................................          533             273
Accrued interest receivable..........................................       10,646           5,961
Receivable for investments sold......................................          250             462
Receivable for fund shares sold......................................           90             222
Other assets.........................................................           97              53
                                                                         ---------       ---------
   Total Assets......................................................      600,435         331,304
                                                                         ---------       ---------
LIABILITIES
Dividends payable....................................................        1,609             965
Payable for fund shares redeemed.....................................          154              42
Payable to investment adviser and transfer agent.....................          361             205
Accrued expenses payable.............................................          172             204
                                                                         ---------       ---------
   Total Liabilities ................................................        2,296           1,416
                                                                         ---------       ---------
   Net Assets........................................................     $598,139        $329,888
                                                                          ========        ========
CAPITAL
Paid-in capital .....................................................     $536,282        $316,107
Net unrealized appreciation on investments...........................       64,078          26,706
Accumulated net realized losses on investments.......................       (2,221)        (12,925)
                                                                         ---------       ---------
   Total Capital (Net Assets)........................................     $598,139        $329,888
                                                                          ========        ========
Shares Outstanding (Unlimited Number Authorized).....................       63,568          27,484
                                                                          ========        ========
Net Asset Value (Capital) Per Share..................................       $ 9.41         $ 12.00
                                                                          ========        ========
See accompanying notes to financial statements.

Statements of Operations

For The Six Months Ended December 31, 1997
(All amounts in thousands)
(Unaudited)
                                                                                  MUNICIPAL
                                                                                      MONEY    INTERMEDIATE
                                                                                     MARKET      MUNICIPALS
                                                                                       FUND            FUND
INVESTMENT INCOME
Tax-exempt interest...........................................................       $  --           $5,472
Tax-exempt interest allocated from SR&F Municipal Money Market Portfolio......        2,377              --
                                                                                    -------         -------
   Total Investment Income....................................................        2,377           5,472
EXPENSES
Management fees...............................................................          --              441
Expenses allocated from SR&F Municipal Money Market Portfolio.................          219             --
Administrative fees...........................................................          156             139
Transfer agent fees...........................................................           94             141
Printing and postage..........................................................           21              19
SEC and state registration fees...............................................           16              17
Accounting fees...............................................................           13              14
Legal and audit fees..........................................................            6              13
Trustees' fees................................................................            7              11
Other.........................................................................           20              37
                                                                                    -------         -------
   Total Expenses.............................................................          552             832
Reimbursement of expenses by investment adviser...............................         (115)           (127)
                                                                                    -------         -------
   Net Expenses...............................................................          437             705
                                                                                    -------         -------
   Net Investment Income......................................................        1,940           4,767
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments....................................          --              181
Net change in unrealized appreciation or depreciation on investments..........          --            4,231
                                                                                    -------         -------
   Net Gains on Investments...................................................          --            4,412
                                                                                    -------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................       $1,940          $9,179
                                                                                  =========       =========

Statements of Operations

For The Six Months Ended December 31, 1997
(All amounts in thousands)
(Unaudited)
                                                                                    MANAGED      HIGH-YIELD
                                                                                 MUNICIPALS      MUNICIPALS
                                                                                       FUND            FUND
INVESTMENT INCOME
Tax-exempt interest...........................................................      $17,617         $10,087
Tax-exempt interest allocated from SR&F Municipal Money Market Portfolio......           --              --
                                                                                   --------        --------
   Total Investment Income....................................................       17,617          10,087
EXPENSES
Management fees...............................................................        1,227             676
Expenses allocated from SR&F Municipal Money Market Portfolio.................          --              --
Administrative fees...........................................................          335             197
Transfer agent fees...........................................................          416             224
Printing and postage..........................................................           42              30
SEC and state registration fees...............................................           18              20
Accounting fees...............................................................           19              16
Legal and audit fees..........................................................           13              23
Trustees' fees................................................................           18              15
Other.........................................................................           65               7
                                                                                   --------        --------
   Total Expenses.............................................................        2,153           1,208
Reimbursement of expenses by investment adviser...............................          --              --
                                                                                   --------        --------
   Net Expenses...............................................................        2,153           1,208
                                                                                   --------        --------
   Net Investment Income......................................................       15,464           8,879
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments....................................          775          (3,644)
Net change in unrealized appreciation or depreciation on investments..........       18,215          12,510
                                                                                   --------        --------
   Net Gains on Investments...................................................       18,990           8,866
                                                                                   --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................      $34,454         $17,745
                                                                                 ==========     ===========

See accompanying notes to financial statements.

Statements of Changes in Net Assets

(All amounts in thousands)
(Unaudited)
                                                                                         MUNICIPAL MONEY
                                                                                           MARKET FUND
                                                                                 SIX MONTHS            YEAR
                                                                                      ENDED           ENDED
                                                                                   DEC. 31,        JUNE 30,
                                                                                       1997            1997
OPERATIONS
Net investment income...........................................................    $ 1,940         $ 3,585
Net realized gains (losses) on investments......................................         --              (2)
Net change in unrealized appreciation or depreciation on investments............         --              --
                                                                                  ---------       ---------
   Net Increase in Net Assets Resulting from Operations.........................      1,940           3,583
                                                                                  ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income............................................     (1,940)         (3,585)
Dividends from net capital gains................................................         --              --
                                                                                  ---------       ---------
   Total Distributions to Shareholders..........................................     (1,940)         (3,585)
                                                                                  ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares....................................................     91,388         188,521
Investment income dividends reinvested..........................................      1,590           2,798
Capital gains distributions reinvested..........................................         --              --
Redemptions of fund shares......................................................    (81,062)       (193,325)
                                                                                  ---------      ----------
   Net Increase (Decrease) from Share Transactions..............................     11,916          (2,006)
                                                                                  ---------      ----------
   Net Increase (Decrease) in Net Assets........................................     11,916          (2,008)
TOTAL NET ASSETS
Beginning of Period.............................................................    118,424         120,432
                                                                                  ---------       ---------
End of Period...................................................................   $130,340        $118,424
                                                                                 ==========      ==========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares....................................................     91,388         188,521
Investment income dividends reinvested..........................................      1,590           2,798
Capital gains distributions reinvested..........................................         --              --
                                                                                  ---------       ---------
                                                                                     92,978         191,319
Redemptions of fund shares                                                          (81,062)       (193,325)
                                                                                  ---------       ---------
Net increase (decrease) in fund shares..........................................     11,916          (2,006)
Shares outstanding at beginning of period.......................................    118,359         120,365
                                                                                  ---------       ---------
Shares outstanding at end of period.............................................    130,275         118,359
                                                                                 ==========      ==========

Statements of Changes in Net Assets

(All amounts in thousands)
(Unaudited)

                                                                                           INTERMEDIATE
                                                                                          MUNICIPALS FUND
                                                                                  SIX MONTHS            YEAR
                                                                                       ENDED           ENDED
                                                                                    DEC. 31,        JUNE 30,
                                                                                        1997            1997
OPERATIONS
Net investment income...........................................................     $ 4,767         $ 9,690
Net realized gains (losses) on investments......................................         181             913
Net change in unrealized appreciation or depreciation on investments............       4,231           3,038
                                                                                   ---------       ---------
   Net Increase in Net Assets Resulting from Operations.........................       9,179          13,641
                                                                                   ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income............................................      (4,767)         (9,690)
Dividends from net capital gains................................................        (545)         (1,149)
                                                                                   ---------       ---------
   Total Distributions to Shareholders..........................................      (5,312)        (10,839)
                                                                                   ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares....................................................      14,526          30,850
Investment income dividends reinvested..........................................       2,837           5,237
Capital gains distributions reinvested..........................................         376             768
Redemptions of fund shares......................................................     (15,908)        (48,377)
                                                                                  ----------       ---------
   Net Increase (Decrease) from Share Transactions..............................       1,831         (11,522)
                                                                                  ----------       ---------
   Net Increase (Decrease) in Net Assets........................................       5,698          (8,720)
TOTAL NET ASSETS
Beginning of Period.............................................................     196,006         204,726
                                                                                   ---------       ---------
End of Period...................................................................    $201,704        $196,006
                                                                                  ==========      ==========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares....................................................       1,260           2,725
Investment income dividends reinvested..........................................         246             463
Capital gains distributions reinvested..........................................          32              67
                                                                                   ---------       ---------
                                                                                       1,538           3,255
Redemptions of fund shares                                                            (1,380)         (4,278)
                                                                                   ---------       ---------
Net increase (decrease) in fund shares..........................................         158          (1,023)
Shares outstanding at beginning of period.......................................      17,220          18,243
                                                                                   ---------       ---------
Shares outstanding at end of period.............................................      17,378          17,220
                                                                                  ==========      ==========

See accompanying notes to financial statements.

Statements of Changes in Net Assets

(All amounts in thousands)
(Unaudited)
                                                                                              MANAGED
                                                                                          MUNICIPALS FUND
                                                                                  SIX MONTHS            YEAR
                                                                                       ENDED           ENDED
                                                                                    DEC. 31,        JUNE 30,
                                                                                        1997            1997
OPERATIONS
Net investment income...........................................................    $ 15,464        $ 31,920
Net realized gains (losses) on investments......................................         775           1,088
Net change in unrealized appreciation or depreciation of investments............      18,215          16,133
                                                                                   ---------       ---------
   Net Increase in Net Assets Resulting from Operations.........................      34,454          49,141
                                                                                   ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income............................................     (15,464)        (31,920)
Dividends from net capital gains................................................          --              --
                                                                                   ---------       ---------
   Total Distributions to Shareholders..........................................     (15,464)        (31,920)
                                                                                   ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares....................................................      22,273          42,898
Investment income dividends reinvested..........................................       8,579          16,555
Capital gains distributions reinvested..........................................          --              --
Redemptions of fund shares......................................................     (34,069)       (100,667)
                                                                                   ---------       ---------
   Net Increase (Decrease) from Share Transactions..............................      (3,217)        (41,214)
                                                                                   ---------       ---------
   Net Increase (Decrease) in Net Assets........................................      15,773         (23,993)
TOTAL NET ASSETS
Beginning of Period.............................................................     582,366         606,359
                                                                                   ---------       ---------
End of Period                                                                       $598,139        $582,366
                                                                                  ==========      ==========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares....................................................       2,403           4,770
Investment income dividends reinvested..........................................         924           1,838
Capital gains distributions reinvested..........................................          --              --
                                                                                   ---------       ---------
                                                                                       3,327           6,608
Redemptions of fund shares                                                            (3,675)        (11,199)
                                                                                   ---------       ---------
Net increase (decrease) in fund shares..........................................        (348)         (4,591)
Shares outstanding at beginning of period.......................................      63,916          68,507
                                                                                   ---------       ---------
Shares outstanding at end of period.............................................      63,568          63,916
                                                                                  ==========      ==========
                                                                                            HIGH-YIELD
                                                                                          MUNICIPALS FUND
                                                                                  SIX MONTHS            YEAR
                                                                                       ENDED           ENDED
                                                                                    DEC. 31,        JUNE 30,
                                                                                        1997            1997
                                                                                   --------------------------
OPERATIONS
Net investment income...........................................................     $ 8,879        $ 18,292
Net realized gains (losses) on investments......................................      (3,644)         (4,451)
Net change in unrealized appreciation or depreciation of investments............      12,510          11,315
                                                                                   ---------       ---------
   Net Increase in Net Assets Resulting from Operations.........................      17,745          25,156
                                                                                   ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income............................................      (8,879)        (18,292)
Dividends from net capital gains................................................          --              --
                                                                                   ---------       ---------
   Total Distributions to Shareholders..........................................      (8,879)        (18,292)
                                                                                   ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares....................................................      39,229          58,262
Investment income dividends reinvested..........................................       4,772           8,959
Capital gains distributions reinvested..........................................          --              --
Redemptions of fund shares......................................................     (29,049)        (50,971)
                                                                                   ---------       ---------
   Net Increase (Decrease) from Share Transactions..............................      14,952          16,250
                                                                                   ---------       ---------
   Net Increase (Decrease) in Net Assets........................................      23,818          23,114
TOTAL NET ASSETS
Beginning of Period.............................................................     306,070         282,956
                                                                                   ---------       ---------
End of Period                                                                       $329,888        $306,070
                                                                                  ==========      ==========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares....................................................       3,319           5,050
Investment income dividends reinvested..........................................         402             776
Capital gains distributions reinvested..........................................          --              --
                                                                                   ---------       ---------
                                                                                       3,721           5,826
Redemptions of fund shares                                                            (2,459)         (4,418)
                                                                                   ---------       ---------
Net increase (decrease) in fund shares..........................................       1,262           1,408
Shares outstanding at beginning of period.......................................      26,222          24,814
                                                                                   ---------       ---------
Shares outstanding at end of period.............................................      27,484          26,222
                                                                                  ==========      ==========

See accompanying notes to financial statements.

SR&F Municipal Money Market Portfolio

Balance Sheet
December 31, 1997
(All amounts in thousands)
(Unaudited)
ASSETS
Investments, at market value....................................          $153,321
Cash............................................................                 4
Receivable for investments sold.................................             2,000
Accrued interest receivable.....................................             1,116
                                                                         ---------
   Total Assets.................................................           156,441
                                                                         ---------
LIABILITIES
Payable for investments purchased...............................             3,401
Payable to investment adviser...................................                36
Other liabilities...............................................                38
                                                                         ---------
   Total Liabilities............................................             3,475
                                                                         ---------
Net Assets applicable to investors' beneficial interest........           $152,966
                                                                         =========

Statement of Operations
For the Six Months Ended December 31, 1997
(All Amounts in Thousands)
(Unaudited)
INVESTMENT INCOME
Tax-exempt interest income......................................            $2,771
                                                                           -------

EXPENSES
Management fees.................................................               182
Accounting fees.................................................                14
Audit and legal fees............................................                 9
Trustees' fees..................................................                 7
Custodian fees..................................................                 3
Other...........................................................                39
                                                                           -------
   Total Expenses...............................................               254
                                                                           -------
Net Investment Income...........................................            $2,517
                                                                            ======

See accompanying notes to financial statements.

SR&F Municipal Money Market Portfolio

Statements of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                      SIX MONTHS              YEAR
                                                           ENDED             ENDED
                                                        DEC. 31,          JUNE 30,
                                                            1997              1997
OPERATIONS
Net Investment Income...........................         $ 2,517           $ 4,728
                                                        --------          --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions....................................         49,721           118,114
Withdrawals......................................        (38,200)         (126,842)
                                                        --------          --------
   Net Increase (Decrease) from Transactions ....
     in investors' beneficial interests..........         11,521            (8,728)
                                                        --------          --------
   Net Increase (Decrease) in Net Assets.........         14,038            (4,000)
TOTAL NET ASSETS
Beginning of Period..............................        138,928           142,928
                                                        --------          --------
End of Period....................................       $152,966          $138,928
                                                        ========          ========

See accompanying notes to financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION OF THE SR&F MUNICIPAL MONEY MARKET PORTFOLIO
The SR&F Municipal Money Market Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At December 31, 1997, Stein Roe Municipal Money Market Fund and Colonial Municipal Money Market Fund owned 85.1 percent and 14.9 percent, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds"), each a series of the Stein Roe Municipal Trust (a Massachusetts business trust), and the Portfolio. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of December 31, 1997. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for the Portfolio. Municipal securities of the Portfolio are valued at amortized cost, which approximates market value. This method involves valuing an instrument at cost on the purchase date and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument and does not take into account unrealized securities gains or losses. In the event that a deviation of .50 of 1 percent or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, its Board of Trustees would consider what action, if any, should be taken. Other securities and assets are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS
The Funds may enter into futures contracts to either hedge against expected declines of their portfolio's securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.
   Upon entering into a futures contract, a fund deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by a fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. A fund recognizes a realized gain or loss when the contract is closed or expires. None of the Funds entered into futures contracts during the period ended December 31, 1997.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 1997, the Funds had capital loss carryforwards as follows:
                              YEAR OF
FUND             AMOUNT    EXPIRATION
Managed
  Municipals      $1,660    2003-2004
High-Yield
  Municipals      $4,053    2003-2004

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistri-butions are classified as distributions in excess of net investment income or net realized gains, and any perma-nent differences are reclassified to paid-in capital. None of the Funds had distributions in excess of net investment income or net realized gains for the six months ended December 31, 1997.

OTHER INFORMATION
Realized gains or losses from sales of securities are determined on the specific identified cost basis. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period. None of the Funds had when-issued or delayed delivery purchase commitments as of December 31, 1997. Municipal Money Market Fund attempts to maintain its net asset value per share at $1.00, which it believes will be possible under most conditions. Original issue discounts and premiums on municipal securities of Intermediate Municipals Fund, Managed Municipals Fund and High-Yield Municipals Fund are accreted or amortized. A maturity date is not shown for municipal securities bearing variable or floating interest rates that are adjusted periodically to minimize fluctuations in the value of such securities. All amounts, except per-share amounts, are shown in thousands.

NOTE 3. PORTFOLIO COMPOSITION
   The Funds and the Portfolio invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (which are bonds that have been refinanced, the proceeds of which have been invested in U.S. government or agency obligations and set aside to pay off the original issue at the first call date or maturity). See Fund Highlights for each Fund's and the Portfolio's security type breakdowns. The Funds' and the Portfolio's investments include certain municipal securities that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 1997, investments in these securities for Intermediate Municipals Fund, High-Yield Municipals Fund and Managed Municipals Fund represented 56.7 percent, 3.0 percent and 23.7 percent of holdings, respectively. The Portfolio's investments include certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default by the issuer. At December 31, 1997, 59.4 percent of the Portfolio was backed by bank letters of credit. See each Fund's or the Portfolio's schedule of investments for additional information on portfolio composition and Fund Highlights for each Fund's portfolio quality (unaudited). Stein Roe Municipal Money Market Fund invests all of its investable assets in the Portfolio.


NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
   The Funds and the Portfolio pay monthly management fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of .25 of 1 percent of average daily net assets, and the administrative fee for the Fund is computed at an annual rate of .25 of 1 percent of average daily net assets up to $500 million,
 .20 of 1 percent of average daily net assets for the next $500 million and .15 of 1 percent thereafter. The management fee for Intermediate Municipals Fund and High-Yield Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million and .40 of 1 percent thereafter. The management fee for Managed Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million, .40 of 1 percent of the next $800 million and
 .375 of 1 percent thereafter.
   The Funds pay monthly administrative fees to the Adviser. The administrative fee for Intermediate Municipals Fund and High-Yield Municipals Fund is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million and .10 of 1 percent thereafter. The administrative fee for Managed Municipals Fund is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million, .10 of 1 percent of the next $800 million and .075 of 1 percent thereafter.

   The administrative agreements of Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund provide that the Adviser will reimburse each of the Funds to the extent that their annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Funds' shares are offered for sale. In addition, the Adviser has agreed to reimburse Municipal Money Market Fund and Intermediate Municipals Fund for expenses in excess of .70 of 1 percent of average daily net assets. These expense limitations expire October 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.
   The transfer agent fees of the Funds are paid to SteinRoe Services, Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.
   The Adviser also provides fund accounting services. For the six months ended December 31, 1997, Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and the Portfolio incurred charges of $13, $14, $19, $16 and $14, respectively, for these services.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and the Portfolio for the six months ended December 31, 1997, was $7, $11, $18, $15 and $7, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 5. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings for any of the Funds or the Portfolio during the six months ended December 31, 1997.

NOTE 6. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the six months ended December 31, 1997, were as follows:

FUND                                                    Purchases          Sales
Intermediate Municipals Fund...........................   $19,613        $14,049
Managed Municipals Fund................................    19,336         31,920
High-Yield Municipals Fund.............................    31,811         24,182

At December 31, 1997, the cost of investments for financial reporting purposes and for federal income tax purposes were identical. Unrealized appreciation and depreciation of investments on a tax basis were as follows:

                                                                             Net
                                      Appreciation   Depreciation   Appreciation
Intermediate Municipals Fund...........    $14,652        $   768        $13,884
Managed Municipals Fund................     66,094          2,016         64,078
High-Yield Municipals Fund.............     28,876          2,170         26,706

NOTE 7. SUBSEQUENT EVENT
On February 2, 1998, High-Yield Municipals Fund became a "feeder fund"--that is, the Fund invested all of its assets in SR&F High-Yield Municipals Portfolio, a "master fund" that has an investment objective identical to that of the Fund. The master fund is a series of the SR&F Base Trust. Under the "master fund/feeder fund" structure, a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the identical investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of the master fund are managed by the Adviser in the same manner as the assets of the feeder fund were managed before conversion to the master fund/feeder fund structure.

Financial Highlights

Stein Roe Municipal Money Market Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                        SIX
                                                              YEAR   MONTHS
                                                             ENDED    ENDED
                                                          DEC. 31, JUNE 30,
                                                              1987     1988     1989         1990
NET ASSET VALUE, BEGINNING OF PERIOD............           $ 1.000  $ 1.000  $ 1.000      $ 1.000
                                                           -------  -------  -------      -------
   Net investment income........................              .040     .021     .056         .054
   Distributions from net investment income.....             (.040)   (.021)   (.056)       (.054)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................           $ 1.000  $ 1.000  $ 1.000      $ 1.000
                                                           =======  =======  =======      =======
Ratio of net expenses to average net assets (a).             0.69%    0.67%*   0.67%        0.67%
Ratio of net investment income to average net assets (b)     4.08%    4.25%*   5.57%        5.40%
Total return (b)................................             4.11%    2.13%+   5.74%        5.52%
Net assets, end of period (000's)...............         $306,971 $294,116  $254,261     $255,953

                                                                      YEARS ENDED JUNE 30,
                                                          1991     1992     1993             1994
NET ASSET VALUE, BEGINNING OF PERIOD............           $ 1.000  $ 1.000  $ 1.000      $ 1.000
                                                           -------  -------  -------      -------
   Net investment income........................              .046     .032     .020         .019
   Distributions from net investment income.....             (.046)   (.032)   (.020)       (.019)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................           $ 1.000  $ 1.000  $ 1.000      $ 1.000
                                                           =======  =======  =======      =======
Ratio of net expenses to average net assets (a).             0.68%    0.70%    0.70%        0.70%
Ratio of net investment income to average net assets (b)     4.66%    3.19%    1.96%        1.88%
Total return (b)................................             4.74%    3.25%    1.97%        1.90%
Net assets, end of period (000's)...............         $237,403  $199,037 $195,887     $165,820

                                                                                              SIX
                                                                                           MONTHS
                                                                                            ENDED
                                                                                         DEC. 31,
                                                           YEARS ENDED JUNE 30,              1997
                                                          1995     1996     1997       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD............           $ 1.000  $ 1.000  $ 1.000      $ 1.000
                                                           -------  -------  -------      -------
   Net investment income........................              .030     .031     .030         .016
   Distributions from net investment income.....             (.030)   (.031)   (.030)       (.016)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................           $ 1.000  $ 1.000  $ 1.000      $ 1.000
                                                           =======  =======  =======      =======
Ratio of net expenses to average net assets (a).             0.70%     0.70%   0.70%       0.70%*
Ratio of net investment income to average net assets (b)     2.96%     3.09%   2.98%       3.11%*
Total return (b)................................             3.02%     3.13%   3.04%       1.58%+
Net assets, end of period (000's)...............         $146,704  $120,432 $118,424     $130,340

* Annualized
+ Not annualized
(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.78, 0.84 and 0.86 percent for the years ended June 30, 1995 through June 30, 1997, respectively, and 0.88 percent for the six months ended December 31, 1997.
(b) Computed giving effect to the Adviser's expense limitation undertaking.

SR&F Municipal Money Market Portfolio
                                                                      SIX MONTHS
                                                                           ENDED
                                       PERIOD ENDED     YEAR ENDED      DEC. 31,
                                           JUNE 30,       JUNE 30,          1997
                                            1996(A)           1997   (UNAUDITED)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to
   average net assets.....................    3.50%*          3.36%       3.46%*
Ratio of net expenses to average net assets   0.30%*          0.32%       0.35%*

* Annualized
(a) The Portfolio commenced operations on September 28, 1995.

Financial Highlights CONTINUED

Stein Roe Intermediate Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                       SIX
                                                             YEAR   MONTHS
                                                            ENDED    ENDED
                                                         DEC. 31, JUNE 30,
                                                             1987     1988       1989         1990
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.76  $ 10.37    $ 10.43      $ 10.50
                                                           -------  -------   -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................              .57      .29        .62          .63
   Net realized and unrealized gains (losses)
     on investments.............................             (.38)     .06        .07          .07
                                                           -------  -------   -------      -------
     Total from investment operations...........              .19      .35        .69          .70
DISTRIBUTIONS
   Net investment income........................             (.57)    (.29)      (.62)        (.63)
   Net realized gains ..........................             (.01)      --         --         (.03)
   In excess of realized gains .................               --       --         --           --
                                                           -------  -------   -------      -------
     Total distributions........................             (.58)    (.29)      (.62)        (.66)
                                                           -------  -------   -------      -------
NET ASSET VALUE, END OF PERIOD..................           $10.37   $10.43     $10.50       $10.54
                                                           =======  ======     ======      =======
Ratio of net expenses to average net assets (a).             0.80%    0.80%*     0.80%        0.80%
Ratio of net investment income to average
  net assets (b)................................             5.47%    5.66%*     5.96%        5.96%
Portfolio turnover rate.........................               49%      22%+       83%         141%
Total return (b)................................             1.93%    3.45%+     6.85%        6.85%
Net assets, end of period (000's)...............          $96,143  $97,308    $91,304      $98,918

                                                                                YEARS ENDED JUNE 30,
                                                             1991     1992      1993         1994
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.54  $ 10.73   $ 11.06      $ 11.57
                                                           -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................              .62      .57       .54          .53
   Net realized and unrealized gains (losses)
     on investments.............................              .22      .50       .63         (.39)
                                                           -------  -------  -------      -------
     Total from investment operations...........              .84     1.07      1.17          .14
DISTRIBUTIONS
   Net investment income........................             (.62)    (.57)     (.54)        (.53)
   Net realized gains ..........................             (.03)    (.17)     (.12)        (.17)
   In excess of realized gains .................               --       --        --         (.01)
                                                           -------  -------  -------      -------
     Total distributions........................             (.65)    (.74)     (.66)        (.71)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................          $ 10.73  $ 11.06   $ 11.57      $ 11.00
                                                           =======  ======   ======       =======
Ratio of net expenses to average net assets (a).             0.80%    0.79%    0.72%         0.71%
Ratio of net investment income to average net assets (b)     5.79%    5.23%    4.79%         4.63%
Portfolio turnover rate.........................               96%     109%      96%           55%
Total return (b)................................             8.18%   10.31%   10.92%         1.16%
Net assets, end of period (000's)...............         $118,651 $165,401 $245,441      $238,053

* Annualized
+ Not annualized
(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.83 percent for the year ended December 31, 1987, 0.87 percent for the six months ended June 30, 1988, 0.82,
0.81 and 0.81 percent for the years ended June 30, 1989, through June 30, 1991, 0.76, 0.81 and 0.82 percent for the years ended June 30, 1995, through June 30, 1997, and 0.82 percent for the six months ended December 31, 1997.
(b) Computed giving effect to the Adviser's expense limitation undertaking.

                                                                                              SIX
                                                                                           MONTHS
                                                                                            ENDED
                                                                                         DEC. 31,
                                                            YEARS ENDED JUNE 30,             1997
                                                          1995     1996     1997      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.00  $ 11.16  $ 11.22       $ 11.38
                                                           -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................              .53      .55      .55           .28
   Net realized and unrealized gains (losses)
     on investments.............................              .16      .06      .22           .26
                                                           -------  -------  -------      -------
     Total from investment operations...........              .69      .61      .77           .54
DISTRIBUTIONS
   Net investment income........................             (.53)    (.55)    (.55)         (.28)
   Net realized gains ..........................            --       --        (.06)         (.03)
   In excess of realized gains .................            --       --       --              --
                                                           -------  -------  -------      -------
     Total distributions........................             (.53)    (.55)    (.61)         (.31)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................          $ 11.16  $ 11.22  $ 11.38       $ 11.61
                                                           =======  ======   ======       =======
Ratio of net expenses to average net assets (a).             0.74%   0.70%    0.70%        0.70%*
Ratio of net investment income to average net assets (b)     4.94%   4.82%    4.84%        4.73%*
Portfolio turnover rate.........................               67%     66%      44%          15%*
Total return (b)................................             6.59%   5.47%    7.07%        4.76%+
Net assets, end of period (000's)...............          $212,489 $204,726 $196,006     $201,704

* Annualized
+ Not annualized
(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.83 percent for the year ended December 31, 1987, 0.87 percent for the six months ended June 30, 1988, 0.82,
0.81 and 0.81 percent for the years ended June 30, 1989, through June 30, 1991, 0.76, 0.81 and 0.82 percent for the years ended June 30, 1995, through June 30, 1997, and 0.82 percent for the six months ended December 31, 1997.
(b) Computed giving effect to the Adviser's expense limitation undertaking.

Financial Highlights CONTINUED

Stein Roe Managed Municipals Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                        SIX
                                                              YEAR   MONTHS
                                                             ENDED    ENDED
                                                          DEC. 31, JUNE 30,
                                                              1987     1988     1989         1990
NET ASSET VALUE, BEGINNING OF PERIOD............           $ 9.22    $ 8.50   $ 8.61       $ 9.02
                                                           -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................             .61       .30      .61           .59
   Net realized and unrealized gains (losses)
     on investments.............................            (.59)      .11      .44          (.06)
                                                           -------  -------  -------      -------
     Total from investment operations...........             .02       .41     1.05           .53
DISTRIBUTIONS
   Net investment income........................            (.61)     (.30)    (.61)         (.59)
   Net realized gains ..........................            (.13)       --     (.03)         (.25)
   In excess of realized gains .................              --        --       --            --
                                                           -------  -------  -------      -------
     Total distributions........................            (.74)     (.30)    (.64)         (.84)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................          $ 8.50    $ 8.61   $ 9.02        $ 8.71
                                                           =======  ======   ======       =======
Ratio of net expenses to average net assets.....            0.65%   0.65%*    0.65%         0.66%
Ratio of net investment income to average net assets        6.99%   7.03%*    7.00%         6.66%
Portfolio turnover rate ........................             113%     28%+     102%           95%
Total return ...................................            0.39%   4.90%+   12.69%         6.15%
Net assets, end of period (000's)...............         $458,170 $467,595 $514,898      $584,081


                                                             1991      1992     1993         1994
NET ASSET VALUE, BEGINNING OF PERIOD............           $ 8.71    $ 8.85   $ 9.11       $ 9.38
                                                           -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................             .56       .55      .52           .50
   Net realized and unrealized gains (losses)
     on investments.............................             .19       .46      .42          (.51)
                                                           -------  -------  -------      -------
     Total from investment operations...........             .75      1.01      .94          (.01)
DISTRIBUTIONS
   Net investment income........................            (.56)     (.55)    (.52)         (.50)
   Net realized gains ..........................            (.05)     (.20)    (.15)         (.11)
   In excess of realized gains .................           --        --          --          (.06)
                                                           -------  -------  -------      -------
     Total distributions........................            (.61)     (.75)    (.67)         (.67)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................          $ 8.85    $ 9.11   $ 9.38        $ 8.70
                                                           =======  ======   ======       =======
Ratio of net expenses to average net assets.....            0.66%     0.64%   0.64%        0.65%
Ratio of net investment income to average net assets        6.39%     6.17%   5.65%        5.45%
Portfolio turnover rate ........................             203%       94%     63%          36%
Total return ...................................            8.92%    11.95%  10.79%       (0.29%)
Net assets, end of period (000's)...............        $655,930  $725,472 $776,694     $687,252

                                                                                              SIX
                                                                                           MONTHS
                                                                                            ENDED
                                                                                         DEC. 31,
                                                                                             1997
                                                             1995      1996     1997   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD............           $ 8.70    $ 8.79   $ 8.85       $ 9.11
                                                           -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................             .51       .48      .48           .25
   Net realized and unrealized gains (losses)
     on investments.............................             .09       .06      .26           .30
                                                           -------  -------  -------      -------
     Total from investment operations...........             .60       .54      .74           .55
DISTRIBUTIONS
   Net investment income........................            (.51)     (.48)    (.48)          (.25)
   Net realized gains ..........................           --        --       --               --
   In excess of realized gains .................            (.06)    --       --               --
                                                           -------  -------  -------      -------
     Total distributions........................            (.51)     (.48)    (.48)         (.25)
                                                           -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD..................          $ 8.79    $ 8.85   $ 9.11        $ 9.41
                                                           =======  ======   ======       =======
Ratio of net expenses to average net assets.....            0.65%    0.72%    0.73%        0.72%*
Ratio of net investment income to average net assets        5.85%    5.41%    5.31%        5.20%*
Portfolio turnover rate ........................              33%      40%      16%           7%*
Total return ...................................            7.12%    6.24%    8.56%        6.02%+
Net assets, end of period (000's)...............         $629,730 $606,359 $582,366      $598,139

Financial Highlights CONTINUED
Stein Roe High-Yield Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                    SIX
                                                         YEAR    MONTHS
                                                        ENDED     ENDED
                                                     DEC. 31, JUNE 30,
                                                         1987      1988     1989       1990
NET ASSET VALUE, BEGINNING OF PERIOD............      $ 12.06   $ 11.06  $ 11.37    $ 11.97
                                                     --------  --------  -------   --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................          .87       .44      .88        .85
   Net realized and unrealized gains (losses)
     on investments.............................         (.89)      .31      .63        .02
                                                     --------  --------  -------   --------
     Total from investment operations...........         (.02)      .75     1.51        .87
DISTRIBUTIONS
   Net investment income........................         (.87)     (.44)    (.88)      (.85)
   Net realized gains ..........................         (.11)       --     (.03)      (.21)
   In excess of realized gains .................           --        --       --         --
                                                     --------  --------  -------   --------
     Total distributions........................         (.98)     (.44)    (.91)     (1.06)
                                                     --------  --------  -------   --------
NET ASSET VALUE, END OF PERIOD..................      $ 11.06   $ 11.37  $ 11.97    $ 11.78
                                                     ========  ========  =======     ======
Ratio of net expenses to average net assets.....        0.73%     0.76%*   0.73%      0.71%
Ratio of net investment income to average
  net assets....................................        8.20%    7.87%*    7.54%      7.22%
Portfolio turnover rate ........................         110%      53%+     208%       261%
Total return ...................................       (0.16%)   6.89%+   13.79%      7.59%
Net assets, end of period (000s)................     $181,600  $201,274 $277,620   $310,582


                                                                YEARS ENDED JUNE 30,
                                                         1991      1992     1993       1994
NET ASSET VALUE, BEGINNING OF PERIOD............      $ 11.78   $ 11.79  $ 11.83    $ 11.84
                                                     --------  --------  -------   --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................          .82       .80      .71        .67
   Net realized and unrealized gains (losses)
     on investments.............................          .17       .22      .18       (.54)
                                                     --------  -------- --------   --------
     Total from investment operations...........          .99      1.02      .89        .13
DISTRIBUTIONS
   Net investment income........................         (.82)     (.80)    (.71)      (.67)
   Net realized gains ..........................         (.16)     (.18)    (.17)      (.17)
   In excess of realized gains .................           --        --       --       (.07)
                                                     --------  -------- --------   --------
     Total distributions........................         (.98)     (.98)    (.88)      (.91)
                                                     --------  -------- --------   --------
NET ASSET VALUE, END OF PERIOD..................      $ 11.79   $ 11.83  $ 11.84     $11.06
                                                     ========  ========  =======     ======
Ratio of net expenses to average net assets.....        0.71%     0.69%    0.73%      0.76%
Ratio of net investment income to average net assets    7.00%     6.75%    6.04%      5.76%
Portfolio turnover rate ........................         195%       88%      75%        36%
Total return ...................................        8.79%     9.01%    7.88%      0.95%
Net assets, end of period (000s)................     $373,948  $410,613 $359,103   $308,181

                                                                                        SIX
                                                                                     MONTHS
                                                                                      ENDED
                                                                                   DEC. 31,
                                                           YEARS ENDED JUNE 30,        1997
                                                         1995     1996   1997   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD............      $ 11.06   $ 11.31  $ 11.40    $ 11.67
                                                     --------  -------- --------   --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................          .66       .67      .72        .34
   Net realized and unrealized gains (losses)
     on investments.............................          .25       .09      .27        .33
                                                     --------  -------- --------   --------
     Total from investment operations...........          .91       .76      .99        .67
DISTRIBUTIONS
   Net investment income........................         (.66)     (.67)    (.72)      (.34)
   Net realized gains ..........................           --        --       --         --
   In excess of realized gains .................           --        --       --         --
                                                     --------  -------- --------   --------
     Total distributions........................         (.66)     (.67)    (.72)      (.34)
                                                     --------  -------- --------   --------
NET ASSET VALUE, END OF PERIOD..................      $ 11.31   $ 11.40  $ 11.67    $ 12.00
                                                     ========  ========  =======     ======
Ratio of net expenses to average net assets.....        0.86%     0.85%    0.77%     0.76%*
Ratio of net investment income to average net assets    5.98%     5.86%    6.20%     5.56%*
Portfolio turnover rate ........................          23%       34%      11%       16%*
Total return ...................................        8.54%     6.83%    8.91%     5.74%+
Net assets, end of period (000s)................     $281,155  $282,956 $306,070   $329,888

* Annualized
+ Not annualized

Funds for Every Investment Objective

The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combina tion of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.


MONEY MARKET FUNDS
Money market funds seek to provide income while preserving principal and maintaining liquidity. This fund offers free check writing.

o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*


TAX-EXEMPT FUNDS
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality- conscious portfolio of long-term municipal bonds.

o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.


BOND FUNDS
Bond funds seek high current income by investing primarily in fixed income securities.


o Intermediate Bond Fund-- Invests primarily in marketable debt securities with an average life of three to 10 years.

o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.


GROWTH AND INCOME FUNDS
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

o Balanced Fund -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.

GROWTH FUNDS
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

o Growth Stock Fund* -- Pursues long-term capital appreciation from stocks with strong growth potential.

o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under- followed or out-of-favor companies.

o Growth Opportunities Fund -- Invests in the common stocks of small, mid-sized and large companies believed to have the potential to generate and sustain earnings growth at an above-average rate.

o Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.

o Capital Opportunities Fund -- Takes a long-term approach to aggressive growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

o International Fund -- Invests in a diversified portfolio of foreign securities.

o Emerging Markets Fund -- Seeks long-term capital opportunities through emerging market investment opportunities.

*Closed to new investors in accordance with the terms set forth in the prospectus.

To Contact Us. . .

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional and Roth IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.
  For information on IRA plans, including the new Roth IRA, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900.
To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you with infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Municipal Trust

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and
  Director, Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Thomas W. Butch, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Joanne T. Costopoulos, Vice President
Philip J. Crosley, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
M. Jane McCart, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Veronica M. Wallace, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                 P.O. Box 8900
                             Boston, MA 02205-8900
                    Financial Advisors call: 1-800-322-0593
                       Shareholders call: 1-800-338-2550
                                www.steinroe.com

    In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

                Liberty Financial Investments, Inc., Distributor
                                   Member SIPC



                                                                     TE12A 2/98